Exhibit 10.37
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
Amended and Restated
Clinical Documentation Solution Agreement
Cover Page
This Amended and Restated Clinical Documentation Solution Agreement, consisting of this cover page (the “Cover Page”), the attached terms and conditions (the “Terms and Conditions”), and any and all attachments and schedules to the Terms and Conditions, as well as any and all terms and conditions contained within such attachments and schedules (collectively, the “Agreement”), is made and entered into as of the 1st day of June, 2008 (the “Effective Date”), by and between M*Modal, as defined below, and Client, as defined below.

M*Modal	Client
Description:	Description:

Multimodal Technologies, Inc., a corporation duly formed and existing under the laws of the Commonwealth of Pennsylvania	Spheris Operations LLC, a limited liability company duly formed and existing under the laws of the State of Tennessee (successor-in-interest of Spheris Operations Inc.)

Principal Place of Business:	Principal Place of Business:

1710 Murray Avenue	9009 Carothers Parkway
Pittsburgh, Pennsylvania 15217	Suite 3-C Franklin, Tennessee 37067

Notice Recipient(s) and Address(es):	Notice Recipient(s) and Address(es):

Michael Finke, President and CEO	Gregory T. Stevens, Esq.
Multimodal Technologies, Inc.	CAO and General Counsel
1710 Murray Avenue	Spheris Operations LLC
Pittsburgh, Pennsylvania 15217	9009 Carothers Parkway
Suite 3-C
Franklin, TN 37067

Multimodal Technologies, Inc.
By:	/s/ Michael Finke
(Authorized Signature)

Michael Finke
Typed or Printed Name

CEO
Title

6/11/08
Date

Spheris Operations LLC
By:	/s/ Gregory T. Stevens
(Authorized Signature)

Gregory T. Stevens
Typed or Printed Name

Chief Administrative Officer
Title

6/2/08
Date

CONFIDENTIAL
Cover Page
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Amended and Restated
Clinical Documentation Solution Agreement
Terms and Conditions
WHEREAS, M*Modal and Client entered into a certain Clinical Documentation Solution Agreement, effective October 3, 2005, as amended (the “Original Agreement”), and now desire to amend and restate in its entirely the Original Agreement pursuant to the terms and conditions hereof;
NOW, THEREFORE, in exchange for the foregoing and for the covenants and promises set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, M*Modal and Client hereby agree as follows:
1.	Definitions
The following terms, when used with initial capital letters in this Agreement, shall have the following, corresponding definitions:
(a)	AnyModal CDS Product-related definitions:
“Activated Dictating Physician” means a Dictating Physician (defined in this Section 1 below) whose status has been changed through the AnyModal CDS Service (defined in this Section 1 below) to “activated” either in accordance with the Enrollment Procedures set forth in Attachment B to these Terms and Conditions (which Enrollment Procedures shall be expressly acknowledged and agreed to by Client) or as a result of any legacy enrollment services performed by M*Modal in accordance with an SOW (defined in Section 3 below).
“AnyModal CDS Service” means the M*Modal software and software-based service generally described in Attachment A to these Terms and Conditions. “AnyModal CDS Editing Tools” means the M*Modal software generally described in Attachment A to these Terms and Conditions. “AnyModal CDS” means, collectively, the AnyModal CDS Service and the AnyModal CDS Editing Tools.
“Clinical Specialty” means a generally recognized and standard medical treatment-related specialty within a physician practice, clinic or hospital.
“Dictating Physician” means a medical specialist (or other individual authorized by Client) within a Clinical Specialty who documents medical processes relating to such Clinical Specialty through dictation.
“Draft Medical Report” means a draft medical report transcript created by the AnyModal CDS Service as a result of submission by clinical documentation workflow software to the AnyModal CDS Service of a completed Medical Report Template or an Activated Dictating Physician dictation recording, which draft medical report transcript is designed for (i) review and, to the extent necessary, editing by medical transcription personnel (and, within the context of the Partner Workflow System, also by such Activated Dictating Physician or other qualified medical specialists) through use of the AnyModal CDS Editing Tools, and (ii) subsequent submission by clinical documentation workflow software of the reviewed/edited transcript to the AnyModal CDS Service to obtain a Structured Medical Report (defined in this Section 1 below) which, using additional AnyModal CDS functionality, may be converted to a Final Medical Report (defined in this Section 1 below).
“Enroll” means to create, from a certain collection of data as described in the Enrollment Procedures set forth in Attachment B to these Terms and Conditions or in any SOW (defined in Section 3 below) under which M*Modal performs any legacy enrollment services, as applicable (the “Dictating Physician Information”), amongst other sources of data, a set of acoustic, language and natural language understanding models to be used in connection with the AnyModal CDS Service for a particular Dictating Physician/Activated Dictating Physician that (i) models such Dictating Physician/Activated Dictating Physician’s dictation habits and documentation practices presented by the data, (ii) is used primarily to process dictation recordings of such Activated Dictating Physician, and (iii) is automatically updated from time to time using a sampling of material from the Activated Dictating Physician’s dictation recordings with the associated Activated Dictating Physician’s reviewed/edited Draft Medical Reports as submitted by the Client Workflow System (defined in this Section 1 below) or Partner Workflow System (defined in this Section 1 below), as applicable (a “Dictating Physician Model Set”).
“Final Medical Report” means a Structured Medical Report (defined in this Section 1 below) as converted into a text document based on Microsoft® Word 2000 or Microsoft® Word 2003, RTF (rich text format), PDF (portable document format), or any other file format expressly agreed upon by the Parties in writing.

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

“Medical Report Template” means an electronic medical report document template generated by AnyModal CDS Service functionality designed for (i) completion by qualified medical transcription personnel, and (ii) subsequent submission by the Client Workflow System (defined in this Section 1 below) or Partner Workflow System (defined in this Section 1 below), as applicable, of the completed template to obtain a Structured Medical Report (defined in this Section 1 below) which, using additional AnyModal CDS functionality, may be converted to a Final Medical Report.
“Process” means to convert to textual representation the recognized words within an audio dictation recording.
“Structured Medical Report” means a structured document representing a medical report customized for the applicable Clinical Specialty using the HL7® CDA (Clinical Document Architecture) standard, created as a result of submission to the AnyModal CDS Service of a completed Medical Report Template or a reviewed/edited Draft Medical Report.
(b)	“Authorized Contractor” means (i) in the case of Client, an independent contractor engaged by Client who does not and will not have access to the Technical Aspects of the Licensed Technology (defined in this Section 1 below) and who or that also (y) is not itself an M*Modal Direct Competitor (defined in this Section 1 below), and is not employed or engaged by and does not otherwise perform services for an M*Modal Direct Competitor, and (z) has agreed in writing to exercise the degree of care required under this Agreement to protect the M*Modal Technology, Information and IP (defined in Paragraph 7(g) below) (and any portion thereof); and, (ii) in the case of M*Modal, an independent contractor engaged by M*Modal who or that (y) is not itself a direct competitor of Client (a “Client Direct Competitor”), and is not employed or engaged by and does not otherwise perform services for a Client Direct Competitor, and (z) has agreed in writing to exercise the degree of care required under this Agreement to protect the Confidential Information (defined in this Section 1 below) of Client.
(c)	“Authorized Technical Contractor” means an independent contractor engaged by Client to perform services, whose engagement contemplates that such independent contractor will have, or reasonably could be expected to have, access to the Technical Aspects of the Licensed Technology (defined in this Section 1 below), and who or that also (i) is not itself an M*Modal Direct Competitor, and is not employed or engaged by and does not otherwise perform services for an M*Modal Direct Competitor (defined in this Section 1 below), and has agreed in writing that he, she or it will not, for at least one (1) year after last performing services for Client or receiving Confidential Information of M*Modal (whichever is later), perform services for an M*Modal Direct Competitor, and (ii) has agreed in writing to exercise the degree of care required under this Agreement to protect the M*Modal Technology, Information and IP (defined in Paragraph 7(g) below) (and any portion thereof). Authorized Technical Contractors shall not be located or perform such services for Client outside of the geographic confines of the United States of America without the prior approval of M*Modal.
(d)	“Authorized Technical Employee” means an employee of Client who has, or reasonably could be expected to have, access to the Technical Aspects of the Licensed Technology.
(e)	“Client Workflow System” means Client’s clinical documentation workflow software-based system, whether now existing or hereafter developed, with core functionality designed to enable (i) workflow from MTSO Services Customers (defined in this Section 1 below) to Client medical transcription personnel, (ii) quality assurance of transcribed documents, and (iii) distribution of textual medical reports to medical specialists, in addition to working with AnyModal CDS as described in Attachments A and A1 to these Terms and Conditions and in the Enrollment Procedures set forth in Attachment B to these Terms and Conditions.
(f)	“Combined Client Customer” means a physician practice, clinic or hospital (or other similar organization or entity) (each, a “Medical Practice”) that functions as both an MTSO Services Customer (defined in this Section 1 below) and a Technology Sale Customer (defined in this Section 1 below).
(g)	“Confidential Information” means, subject to the exceptions set forth in Section 7 hereof, business or technical information, including, without limitation, all third-party information, disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), in whatever form or medium, tangible or intangible, that (i) was or is so disclosed to the other Party as part of, or in connection with, this Agreement, or in connection with any of the activities contemplated by this Agreement, (ii) is designated, either in writing or orally, as confidential at or within a reasonable time after such disclosure, or (iii) by the nature of the circumstances surrounding such disclosure, ought, in good faith, to be treated as confidential information of the Disclosing Party, whether or not such information is identified as such by the Disclosing Party, including without limitation, information that has or could have commercial value or other utility in the business or prospective business of the Disclosing Party, as well as information of which unauthorized disclosure could be detrimental to the interests of the Disclosing Party. Without limiting the foregoing, all patient data, as well as any other data subject to confidentiality as required by law, rule or regulation (including, without limitation, the Health Insurance Portability and Accountability Act of 1996 (including the rules and regulations promulgated thereunder) and any successor legislation (“HIPAA”)) shall be deemed Confidential Information.

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Subject to Sections 7(e) and 15(a) below, and without limiting the foregoing, the Parties expressly agree that the existence and the terms and conditions of this Agreement constitute Confidential Information.
(h)	“Data Processing Facilities” means secure facilities that host certain of the software, ports, disks and servers required to run the Licensed Technology (defined in this Section 1 below) and are installed with telecommunication lines to enable access to the Licensed Technology.
(i)	“Error” means a mistake, problem or defect that causes an incorrect functioning of Object Code (defined in this Section 1 below), if such mistake, problem or defect (i) renders the Object Code inoperable, or (ii) causes the Object Code to fail to met the Applicable Specifications (defined in Section 8(b) below) or any specifications established by the Parties in an SOW (defined in Section 3 below) (individually and collectively, the “Specifications”), or otherwise adversely affects, in a material manner, the functionality of the Object Code as described in such Specifications.
(j)	“Intellectual Property” means any and all rights created under laws governing patents, copyrights, mask works, trade secrets, trademarks, publicity rights, and any other law that gives a Person (defined in this Section 1 below) a right to control or preclude another Person’s use of, or access to, information on the basis of the holder-of-right’s interest in such information, and includes, without limitation, software and all know-how, trade secrets, copyrights, and patentable inventions relating thereto.
(k)	“Internal” or “Internally” means, (i) with respect to any action capable of being taken by M*Modal under this Agreement, that such action may be taken only by employees or Authorized Contractors of M*Modal acting within the scope of their employment or engagement, as applicable, and, (ii) with respect to any action capable of being taken by Client under this Agreement, that such action may be taken only by employees, Authorized Contractors or Authorized Technical Contractors of Client acting within the scope of their employment or engagement, as applicable.
(l)	“Licensed Technology” means any product or technology to which Client is granted a license under one or more License Grant/Restrictions Schedules (described in Section 5 below).
(m)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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(n)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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(o)	“MTSO Services Customer” means a Medical Practice (i) that has engaged Client to perform the service of transcribing dictation recordings of clinical information into textual medical reports and (ii) to which Client may license the Client Workflow System with the AnyModal CDS Editing Tools integrated and incorporated therein and therewith (the “Editor”) for the purpose of assisting with the provision of such professional transcription services. For purposes of clarification, an MTSO Services Customer that is also functioning as a Technology Sale Customer (defined in this Section 1 below) shall be a Combined Client Customer, and shall not be deemed either an MTSO Services Customer or a Technology Sale Customer.
(p)	“Object Code” means a computer software program assembled or compiled in binary form on software media that is readable and usable by machine, but not generally readable by humans without reverse assembly, reverse compiling, reverse engineering, or similar action. Notwithstanding anything to the contrary in the foregoing, the term Object Code specifically excludes any item that otherwise constitutes Source Code (defined in this Section 1 below).

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

(q)	“Partner Workflow System” means Client’s clinical documentation workflow software-based system, whether now existing or hereafter developed, including without limitation, all new functionalities and new versions developed after the Effective Date of this Agreement, with core functionality designed to enable (i) capture of dictation recordings along with ADT (admission, discharge, transfer) information, (ii) workflow from Technology Sale Customers (defined in this Section 1 below) and, in the event the Technology Sale Customer is an MTSO, then also from the associated physician practice, clinic or hospital, and from Combined Client Customers to the extent such Combined Client Customers are functioning as Technology Sale Customers, to medical transcription personnel, the associated Activated Dictating Physician or other qualified medical specialists, (iii) quality assurance of transcribed documents, and (iv) distribution of textual medical reports to medical specialists, in addition to working with AnyModal CDS as described in Attachments A and A1 to these Terms and Conditions and in the Enrollment Procedures set forth in Attachment B to these Terms and Conditions.
(r)	“Party” means, as applicable, M*Modal or Client. “Parties” means, collectively, M*Modal and Client.
(s)	“Person” means an individual (i.e., a natural person), corporation, business trust, non-business trust, estate, joint venture, partnership, limited liability company, association, governmental subdivision, instrumentality or agency, or any other, legally cognizable entity. (For avoidance of doubt, the term “Person” does not extend to, or cover, any legally cognizable entity, natural person or other party affiliated with, or otherwise related to, such Person (each, an “Affiliate”), including, without limitation, any Affiliate that or who wholly or partially owns such Person, is wholly or partially owned by such Person, or is under common ownership or control with such Person.)
(t)	“Source Code” means the human-readable form of computer programming code and related system documentation, including, without limitation, documentation relating to sequencing, organization and architecture, as well as comments, programmer notes, and procedural languages.
(u)	“Technical Aspects of the Licensed Technology” means the APIs contained within the Licensed Technology or other proprietary technical information about the Licensed Technology beyond the information required by an end user to operate such Licensed Technology in accordance with its intended function (as set forth in the Specifications).
(v)	“Technology Sale Customer” means an MTSO or Medical Practice (each, a “Partner Workflow System User”) to which Client licenses the Partner Workflow System with the Licensed Technology as integrated or incorporated therein or therewith for the purpose of enabling such Partner Workflow System User to manage such Partner Workflow System User’s transcription of dictation recordings and production of textual medical reports. The term “Technology Sale Customer” also may include third parties other than MTSOs, physician practices, clinics, hospitals or similar entities, provided that M*Modal expressly agrees in writing (with such writing specifically referencing this Paragraph 1(v)) that such third party may constitute a “Technology Sale Customer” under this Agreement, which agreement may not be unreasonably withheld, conditioned or delayed by M*Modal. For purposes of clarification, a Technology Sale Customer that is also functioning as an MTSO Services Customer shall be a Combined Client Customer, and shall not be deemed either a Technology Sale Customer or an MTSO Services Customer.
(w)	“Update” means any modification or revision to Object Code or Source Code that corrects an Error, supports a new release of the operating system with which the Object Code is expressly designed to operate, or provides other incidental modifications, updates or corrections.
(x)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
2.	AnyModal CDS Production
Through one or more attached Production Schedules, the Parties shall designate Client’s desired level of AnyModal CDS production, the corresponding fees (the “Production Fees”) to be paid by Client for the production, and the term of such Production Schedule. Each Production Schedule shall be valid and binding only when signed by authorized representatives of both Parties.
3.	Professional Services
Through one or more attached Statement of Work Schedules (each, an “SOW”) appended within Attachment C to this these Terms and Conditions, M*Modal shall provide Client with mutually agreed upon professional services, which professional services may include, without limitation, legacy enrollment services (with any agreed-upon legacy enrollment services provided under an SOW in the form set forth in Attachment D to these Terms and Conditions), and engineering, consulting and/or training services, and the Parties shall designate within each such SOW both the corresponding fees (the “Professional Services Fees”) to be paid by Client for the professional services and the term of such SOW. To the extent any such professional services are provided by M*Modal on a time and materials basis, Client shall pay for M*Modal’s time in accordance with the hourly rates set forth in Attachment E to this Agreement, which rates are subject to a yearly increase each January 1 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * Each SOW shall be valid and binding only when signed by both Parties.
4.	Product Maintenance and Support; Security
(a)	Through one or more attached Maintenance and Support Schedules, M*Modal shall provide Client with mutually agreed upon maintenance and support services, and the Parties shall designate within each such Maintenance and Support Schedule both the corresponding fees (the “M&S Fees”) to be paid by Client for the maintenance and support services and the term of such Maintenance and Support Schedule. Each Maintenance and Support Schedule shall be valid and binding only when signed by authorized representatives of both Parties.
(b)	While the Licensed Technology is hosted on an application service provider basis at M*Modal’s Data Processing Facilities until the Transfer Date (as defined in the License Grant/Restrictions Schedule 1), the following provisions shall apply:
(i)	M*Modal shall keep in place industry standard network security necessary to monitor and protect against unauthorized access to M*Modal’s Data Processing Facilities, systems and network. M*Modal shall restrict access to the M*Modal Data Processing Facilities, systems and network to qualified employees of M*Modal and to qualified consultants and contractors engaged by M*Modal specifically to assist with the maintenance and support of computing infrastructure within M*Modal’s Data Processing Facilities that are approved in advance by Client in writing (which approval shall not be unreasonably withheld, conditioned or delayed), SunGard Availability Services (acting within the scope of its collocation and hosting agreement with M*Modal), which is hereby approved by Client as a qualified consultant and contractor under this Paragraph 4(b)(i), and, in the event of an operational review under Paragraph (b)(iv)) of this Section 4, employees of Client specifically designated by Client. M*Modal shall undertake and perform all reasonable measures to ensure the security, confidentiality, and integrity of all Confidential Information of or provided by Client and other information transmitted to M*Modal through use of AnyModal CDS Service APIs or management interfaces, including, without limitation, taking all reasonable measures consistent with industry practice to ensure: (1) firewall protection; (2) maintenance of independent archival and backup copies of all information, data and content; (3) encryption of information and data; and (4) protection from any network attack and other malicious harmful or disabling data, work, code or program.

(ii)	M*Modal shall notify Client of any breach of security that could have an effect on systems (including hardware and software) used by Client promptly (but in no event more than 12 hours) upon detection by M*Modal. M*Modal shall use best efforts to respond to security incidents and keep Client informed of the incident, actions taken to respond to it and measures taken to correct it. At no time shall M*Modal allow any security breach or compromise to persist for any amount of time in order to determine the identity of the perpetrator or for any other reason, except as required by law or Client or as reasonably required to stop the compromise.

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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

(iii)	M*Modal shall provide business continuity, disaster recovery, and backup capabilities and facilities, through which M*Modal will be able to perform its obligations hereunder with minimal disruptions or delays, and shall maintain industry standard written business continuity, disaster recovery, and backup plans (collectively, the “Business Continuity Plan”), which shall be provided to Client in writing in the event an MTSO Services Customer, Technology Sale Customer or Combined Client Customer expressly requests or requires in writing access to such Business Continuity Plan prior to the Transfer Date. M*Modal shall (1) periodically update and test the operability of any such recovery plan, (2) certify to Client upon Client’s request that each such plan is fully operational, and (3) promptly implement each such plan upon the occurrence of a disaster.

(iv)	Client shall have the right to Internally perform an operational review with respect to M*Modal’s performance of Paragraphs (b)(i)-(iii) of this Section 4, including without limitation, any obligation of M*Modal related to security, as follows: Once per calendar quarter or more often if directly required by any federal or state regulatory authority, M*Modal shall grant Client reasonable access, subject to M*Modal’s standard security escort policies, during normal business hours and upon seven (7) calendar days’ prior written notice, to the portion of M*Modal’s Data Processing Facilities relevant to M*Modal’s obligations under Paragraphs (b)(i)-(iii) of this Section 4. M*Modal shall provide Client such information and assistance reasonably requested in order to perform such operational reviews, provided that M*Modal may take measures within its good-faith discretion to ensure that the provision of such information or assistance does not (1) violate any obligation of confidentiality that M*Modal owes to a Person (other than Client), or any federal and state laws and regulations regarding the confidential and secure treatment of individually identifiable health information, (2) reveal M*Modal’s Source Code, or (3) reveal any other highly sensitive trade secret of M*Modal that M*Modal otherwise would not have disclosed to Client under this Agreement.
5.	License

Through one or more attached License Grant/Restrictions Schedules, M*Modal shall grant Client one or more mutually agreed upon licenses to the AnyModal CDS Service and the AnyModal CDS Editing Tools and certain of M*Modal’s other products as agreed upon by the Parties, and the Parties shall designate within each such License Grant/Restrictions Schedule both the corresponding fees (the “License Fees”) to be paid by Client for such license(s) and the term of such License Grant/Restrictions Schedule. Each License Grant/Restrictions Schedule shall be valid and binding only when signed by authorized representatives of both Parties.
6.	Payment of Fees

(a)	Remittance Process: Client shall pay to M*Modal all undisputed Production Fees, Professional Services Fees, M&S Fees and License Fees not more than * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * receipt of invoice from M*Modal, and shall notify M*Modal in writing within * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * of any disputed fees relating to such invoice (a “Dispute Notice”), providing reasonable detail regarding the amount and nature of the dispute within such Dispute Notice. (For avoidance of doubt, in the event of disputed fees, Client shall withhold from payment only the specific disputed portion(s) of the total fees owing to M*Modal, e.g., fees relating to a particular item of service, such as a report created by AnyModal CDS.) With respect to any such disputed fees, the Parties agree to negotiate the resolution of any such dispute in good faith. In the event the Parties are unable to resolve such dispute within thirty (30) calendar days of delivery of the Dispute Notice by Client to M*Modal, either Party may submit such dispute to binding arbitration within a city in which either Party’s principal place of business is located (as set forth on the Cover Page of this Agreement) under the then-effective Commercial Arbitration Rules of the American Arbitration Association using the Expedited Procedures. Notwithstanding the foregoing, nothing in this Section 6 shall waive Client’s right to dispute any fees or invoice from M*Modal at any time, unless any such dispute has previously been resolved through arbitration as set forth above in this Paragraph 6(a).
(b)	Taxes: The Production Fees, Professional Services Fees, M&S Fees, and License Fees (and any other amounts payable by Client under this Agreement) are exclusive of all applicable taxes, including, without limitation, excise, sales, use, added value, and customs, duties or governmental impositions, and similar taxes or fees, now in force or enacted in the future, and Client shall have sole responsibility for the payment of such taxes, with the exception of taxes on M*Modal’s income or assets.
(c)	Delinquent Payment: For each calendar month (or any portion thereof) during which an undisputed payment is delinquent (an “Overdue Payment”), a late fee of one and one-half percent (1.5%) of the amount due may be charged by M*Modal and due with such Overdue Payment. Client shall also reimburse M*Modal for all reasonable expenses incurred in connection with the collection of such Overdue Payment, including, without limitation, reasonable attorneys’ fees. Notwithstanding anything to the contrary in this Agreement, Client acknowledges and agrees that, to the extent Client is delinquent in paying to M*Modal any undisputed Professional Services Fees or M&S Fees, * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *; then, in addition to any other remedies M*Modal may have under this Agreement or otherwise, M*Modal may suspend performance of such professional services or maintenance and support services, as applicable, until such payment is received by M*Modal. Such M*Modal suspension of services shall not constitute a breach by M*Modal of any of its duties or obligations under this Agreement or be deemed an election of remedies by M*Modal.

7.	Confidentiality; Intellectual Property
(a)	Non-Disclosure of Confidential Information: Each Party shall use commercially reasonable efforts hold and maintain in strictest confidence the Confidential Information of the other Party. Without limiting the generality of the foregoing statement, absent express, written consent of the other Party (which express, written consent may be provided in an attached License Grant/Restrictions Schedule with respect to any sublicenses granted by Client), or unless expressly provided in this Agreement, neither Party shall disclose the other Party’s Confidential Information to any third party (including, without limitation, a consultant or independent contractor), except that each Party may disclose Confidential Information to its Authorized Contractors and, in the case of Client, its Authorized Technical Contractors, provided the requirements set forth in Section 1 above for such Authorized Contractors and Authorized Technical Contractors have been satisfied, and each Receiving Party shall protect the confidentiality of the Confidential Information furnished by the Disclosing Party with at least the same degree of care the Receiving Party uses to safeguard its own highly sensitive, proprietary information, and, in any event, shall exercise not less than the standard of care necessary to maintain and protect trade secret status for Confidential Information that reasonably could constitute a trade secret of the Disclosing Party, and each Party shall store the other Party’s Confidential Information in a safe and secure location. For purposes of the foregoing, the Parties agree that the Technical Aspects of the Licensed Technology shall be deemed to constitute a trade secret of M*Modal and treated by Client accordingly.
(b)	Use of Confidential Information: Absent express, written consent of the other Party (which express, written consent may be provided in a License Grant/Restrictions Schedule) or unless expressly provided in this Agreement, each Party shall only receive and use the other Party’s Confidential Information Internally and as strictly necessary to perform its respective obligations under this Agreement. In doing so, each Party shall provide such Confidential Information only to those of its employees, Authorized Contractors and, in the case of Client, Authorized Technical Contractors, who have a legitimate “need to know” to effect such purpose, and who are bound in writing to exercise the degree of care imposed by this Agreement with respect to the other Party’s Confidential Information. Upon written request of the Disclosing Party, unless such request would otherwise violate the terms and conditions of this Agreement, the Receiving Party shall promptly return to the Disclosing Party all documents and other tangible objects containing or representing Confidential Information previously furnished by the Disclosing Party, along with any all copies thereof.
(c)	Ownership of Confidential Information: The Parties expressly acknowledge that, at all times, each Disclosing Party retains all rights, title and interest in and to its own Confidential Information, subject only to those provisions of Paragraph 7(g) below that require otherwise. To the extent the Receiving Party or its personnel acquires, by operation of law, any right, title or interest in or to the Disclosing Party’s Confidential Information, such Receiving Party irrevocably assigns all such rights, title and interest exclusively to the Disclosing Party. Each Party shall maintain and enforce agreements and policies with its personnel sufficient to give effect to this Paragraph 7(c).
(d)	Exclusion(s): Notwithstanding the above, Confidential Information does not include information that (i) is shown by written documentation to be already in the possession of, known to, or independently developed by the Receiving Party prior to disclosure hereunder and prior to such Receiving Party having an obligation of confidentiality with respect to such Confidential Information, in each case, provided that, to the extent such Confidential Information was obtained by the Receiving Party from a third party, such third party did not commit a breach of an obligation of confidence with respect to such Confidential Information, (ii) becomes publicly available through no fault or breach of the Receiving Party, (iii) is shown by written documentation to have been obtained by the Receiving Party from a third party without breach by such third party of an obligation of confidence with respect to the Confidential Information disclosed, or (iv) as demonstrated through reliable evidence, has been or is developed by the Receiving Party independently of (e.g., without use of) any such Confidential Information disclosed by the Disclosing Party.
(e)	Lawful Order and SEC Reference Exception(s): In the event a Receiving Party is requested to disclose Confidential Information of a Disclosing Party pursuant to the lawful order of a court of law, the Receiving Party may disclose such Confidential Information, provided the Receiving Party promptly provides the Disclosing Party with written notification of the underlying request for disclosure and takes any and all reasonable actions (at the request and expense of the Disclosing Party) necessary to preserve the confidential nature of the Confidential Information, including, without limitation, moving to put in place an appropriate protective order. The Receiving Party shall cooperate with the Disclosing Party to obtain such protective order. In the event that such protective order or other remedy is not

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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission obtained or the Disclosing Party waives compliance with the relevant provisions of this Agreement in writing, the Receiving Party shall furnish only that portion of the Confidential Information that is legally required to be disclosed. Notwithstanding anything to the contrary in this Agreement, the Parties expressly agree that either Party shall be able to disclose the existence (but not the terms or conditions) of this Agreement to the Securities and Exchange Commission in accordance with any reporting requirements of the Securities and Exchange Commission applicable to such Party. Notwithstanding the foregoing, to the extent one or more of the terms or conditions of this Agreement (individually and collectively, as applicable, “Agreement Ts & Cs”) is required to be disclosed to the Securities and Exchange Commission, the Parties shall mutually agree, in writing, prior to any such disclosure, which Agreement Ts & Cs shall be disclosed, including which of the Agreement Ts & Cs or portions thereof shall be redacted or otherwise withheld from disclosure. In the event the Parties cannot mutually agree regarding the requisite disclosure to the Securities and Exchange Commission, and the securities counsel of one Party (the “SEC Disclosing Party”) determines that certain disclosure is necessary, the SEC Disclosing Party may disclose only so much of the Agreement Ts & Cs as such SEC Disclosing Party’s securities counsel determines, in a written opinion made available to both Parties at least three (3) business days prior to disclosure, is necessary or legally required under the circumstances.
(f)	Confidentiality Term: Each Party expressly acknowledges and agrees that, notwithstanding the termination or expiration of this Agreement, the obligations regarding Confidential Information imposed by this Agreement shall continue in perpetuity following the date of such termination or expiration.
(g)	Intellectual Property Ownership/Rights: * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * For any development work or information disclosure occurring on or after the Effective Date of this Agreement, the rights and the obligations of the Parties relative to such development work and information disclosure shall be governed by the applicable provisions contained in this Agreement, including, without limitation, this Paragraph 7(g). Except for the limited license(s) granted herein, all right, title and interest in and to the Licensed Technology * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * M*Modal’s Confidential Information and all Intellectual Property in and to such Licensed Technology and in and to such Confidential Information (individually and collectively, the “M*Modal Technology, Information and IP”) are retained by M*Modal, and this Agreement shall not be construed to grant to Client any right or license to such M*Modal Technology, Information and IP, whether by implication, estoppel or otherwise, except as expressly provided. Subject to the provisions set forth below in this Paragraph 7(g) regarding Joint Developments and Combined Developments, neither Modifications made by Client to the M*Modal Licensed Technology and attendant Intellectual Property, nor Modifications made by M*Modal to the M*Modal Licensed Technology and attendant Intellectual Property as a result of feedback from Client relating to the Licensed Technology (whether or not such feedback consists of Client Confidential Information), shall provide any basis for any claim of right by Client to the M*Modal Technology, Information and IP, or to such Modifications or attendant Intellectual Property, and, subject to the requirements imposed by HIPAA, all such Modifications and attendant Intellectual Property shall remain the exclusive property of M*Modal. To the extent Client or its personnel acquires any right, title or interest in any M*Modal Technology, Information and IP by operation of law, Client irrevocably assigns all such right, title and interest exclusively to M*Modal, and Client shall maintain and enforce agreements and policies with its personnel sufficient to give effect to this Paragraph 7(g). * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * Except as expressly provided herein, M*Modal does not grant to Client any right to any other M*Modal Intellectual Property, including, without limitation, any patent, copyright, trademark, or trade secret right.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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Without limiting the foregoing, the Parties contemplate exchanging ideas, suggestions and other information about (i) the manner in which Client can effect API-level implementation of the Licensed Technology and (ii) development or configuration of the Partner Workflow System and/or Client Workflow System, and the Parties agree as follows: (x) that such exchange shall not limit or otherwise affect M*Modal’s ability to create, develop, configure and own outright all API-level implementations of the Licensed Technology, and Client shall only use such API-level implementations as specifically provided under this Agreement, and (y) within the context of the Partner Workflow System and/or Client Workflow System, in the event that any new inventions, know-how, designs, processes, or other Intellectual Property in or for the Partner Workflow System and/or Client Workflow System are jointly developed by the Parties under this Agreement (each, a “Joint Development”), all Intellectual Property and proprietary rights in such Joint Developments shall be owned by the Party primarily responsible for creating the Joint Development (the “Primary Party”) or, in the event each Party substantially and materially contributed to such Joint Development (each, a “Contributing Party”), then jointly owned by the Parties, provided that if any such Joint Development is made by the Parties, the Primary Party hereby grants to the other Party, and each Contributing Party hereby grants to the other Party, a non-exclusive, perpetual, worldwide, irrevocable, royalty free right and license to use and sublicense such Joint Development without a duty of accounting to, or obtaining further permission from, the other Party, and any such license so granted to a Party shall be transferable from such Party to any Person that acquires from such Party, in any manner, the assets or business of such Party that may employ the subject Joint Development.
In addition, in the event the Parties desire to jointly develop any other inventions, know-how, designs, processes or other Intellectual Property (individually and collectively, as applicable, a “Combined Development”), the Parties shall describe the parameters of the proposed Combined Development within a “Scope of Development” appended within Attachment F to this these Terms and Conditions, and all Intellectual Property and proprietary rights in each Combined Development shall be owned by the Party primarily responsible for creating the Combined Development (the “Combined Development Primary Party”) or, in the event each Party substantially and materially contributed to such Combined Development (each, a “Combined Development Contributing Party”), then jointly owned by the Parties, provided that if any such Combined Development is made by the Parties, the Combined Development Primary Party hereby grants to the other Party, and each Combined Development Contributing Party hereby grants to the other Party, a non-exclusive, perpetual, worldwide, irrevocable, royalty free right and license to use and sublicense such Combined Development without a duty of accounting to, or obtaining further permission from, the other Party, and any such license so granted to a Party shall be transferable from such Party to any Person that acquires from such Party, in any manner, the assets or business of such Party that may employ the subject Combined Development.
Except with respect to any Joint Developments, Combined Developments or, as applicable, any Modifications, (i) this Agreement shall not be construed to grant to M*Modal any right or license to Client’s Confidential Information, (ii) Client does not grant to M*Model any right to any Client Intellectual Property, and (iii) in the event M*Modal makes any modification, improvement, or enhancement to Client’s Partner Workflow System or Client Workflow System, such modification, improvement or enhancement shall not provide any basis for any claim of right by M*Modal therein.
(h)	Intellectual Property Protection: Client shall * * * * * * * * * * * * * * * * * * * * * * ** to protect the Licensed Technology and attendant Intellectual Property from unauthorized use by agents and independent contractors of Client (such as medical transcription personnel and employees) and by any individual or entity to whom or which Client grants a sublicense to the Licensed Technology (as allowed under one or more attached License Grant/Restrictions Schedules). * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * Absent the prior, written consent of M*Modal, Client shall not alter or remove any trademark, copyright, trade secret, patent, proprietary or other legal notice or legend contained in or on copies of the Licensed Technology (or any portion thereof) or M*Modal’s Confidential Information.
(i)	Use of Data: Notwithstanding anything to the contrary in this Agreement, unless the Parties otherwise expressly agree in writing (which writing must specifically reference this Paragraph 7(i)), then, subject to the requirements of HIPAA, M*Modal shall have the perpetual, fully paid-up, non-transferable and worldwide right to collect, aggregate and use the dictation recordings received from Client (in connection with the Physician Enrollment Procedures set forth in Attachment B to this Agreement, for Processing, or otherwise), the associated completed Medical Report Templates, Draft Medical Reports, Structured Medical Reports and Final Medical Reports, the information received from Client as a result of any legacy enrollment services performed by M*Modal in accordance with an SOW under this Agreement, any other clinical-related information received from Client, and any other information that the Parties expressly make subject to this Paragraph 7(i) (collectively, the “Clinical Data”) for the purposes of improving or

CONFIDENTIAL	Terms and Conditions

* * Confidential material which has been omitted and filed separately with the Securities and Exchange Commission otherwise modifying its products and services as such services or products are described in this Agreement or to create new products and services within the realm of speech understanding functionality contained in the AnyModal CDS Service or the AnyModal CDS Editing Tools as of the Effective Date of this Agreement, provided that the Clinical Data shall be used only in an aggregated or statistical form (or both) and shall be de-identified consistent with the standards set forth at 45 C.F.R. Section 164.514(b) (the “HIPAA Standards”). (By way of illustration, as of the Effective Date of this Agreement, new products or services within the realm of speech understanding functionality contained in the AnyModal CDS Service or the AnyModal CDS Editing Tools as of the Effective Date of this Agreement include, without limitation, real-time transcription, clinical understanding, coding and fact extraction, and clinical content management (including, without limitation, natural language search and discovery) for creation of meaningful clinical documents.) The Parties agree that Clinical Data that has been de-identified consistent with the HIPAA Standards is not individually identifiable health information subject to HIPAA. To the extent that any Clinical Data is so used by M*Modal, any product or service improvements, modifications or inventions and any new products or services developed based on such Clinical Data in accordance with this Paragraph 7(i) shall be solely owned by M*Modal and may be used by M*Modal for any lawful business purpose without a duty of accounting to Client. Nothing in this Paragraph 7(i) shall limit the obligation of M*Modal set forth in Paragraph 7(j) below.
j.	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

8.	Limited Representations and Warranties; Limited Liability
(a)	Representations and Warranties — Services: M*Modal represents and warrants that it shall perform any professional services and maintenance and support services under this Agreement in a workmanlike manner consistent with industry practice.
(b)	Representations and Warranties — Products: M*Modal represents and warrants (the “Initial Warranty”) that, for a period of ninety (90) days immediately following the Effective Date of this Agreement (the “Initial Warranty Period”), the Licensed Technology licensed under License Grant/Restrictions Schedule 1 shall perform substantially in accordance with the M*Modal Functional Specifications and Technical Features/Requirements set forth in Attachment A1 to these Terms and Conditions (collectively, the “License Grant/Restrictions Schedule 1 Specifications”). IN THE EVENT CLIENT NOTIFIES M*MODAL IN WRITING WITHIN THE INITIAL WARRANTY PERIOD THAT THE LICENSED TECHNOLOGY IS NOT FUNCTIONING SUBSTANTIALLY IN ACCORDANCE WITH THE LICENSE GRANT/RESTRICTIONS SCHEDULE 1 SPECIFICATIONS, THEN, WITHIN THIRTY (30) DAYS FOLLOWING SUCH WRITTEN NOTIFICATION, M*MODAL SHALL, AS ELECTED BY M*MODAL WITHIN ITS REASONABLE DISCRETION, (i) CORRECT THE ERROR(S), OR (ii) REPLACE THE LICENSED TECHNOLOGY WITH A FUNCTIONAL EQUIVALENT. THE REMEDY FOR BREACH OF THE INITIAL WARRANTY SET FORTH IN THIS SECTION 8(b) SHALL BE LIMITED TO SAID CORRECTION OR REPLACEMENT. M*Modal also represents and warrants (each, a “New Product Warranty”) that, for a period of ninety (90) days immediately following both the delivery to Client of a New Product and M*Modal’s confirmation in writing of such delivery (which writing must specifically reference this Paragraph 8(b)) (the “New Product Warranty Period”), such New Product shall perform substantially in accordance with the relevant functional specifications and technical features/requirements set forth in the applicable attachment to these Terms and Conditions (the “New Product Specifications,” if any, with the License Grant Restrictions Schedule 1 Specifications, the “Applicable Specifications”). IN THE EVENT CLIENT NOTIFIES M*MODAL IN WRITING WITHIN THE NEW PRODUCT WARRANTY PERIOD THAT THE NEW PRODUCT IS NOT FUNCTIONING SUBSTANTIALLY IN ACCORDANCE WITH THE NEW PRODUCT SPECIFICATIONS, THEN, WITHIN THIRTY (30) DAYS FOLLOWING SUCH WRITTEN NOTIFICATION, M*MODAL SHALL, AS ELECTED BY M*MODAL WITHIN ITS REASONABLE DISCRETION, (i) CORRECT THE ERROR(S), (ii) REPLACE THE NEW PRODUCT WITH A FUNCTIONAL EQUIVALENT, OR (iii) RETURN TO CLIENT ANY AMOUNTS PAID BY CLIENT SPECIFICALLY IN CONNECTION WITH THE PARTICULAR NEW PRODUCT AND, IF M*MODAL SO ELECTS UPON RETURN OF SUCH AMOUNTS, TO RIGHTFULLY TERMINATE THE LICENSE GRANT/RESTRICTIONS SCHEDULE, ATTACHMENT, OR ANY OTHER PORTIONS OF THIS AGREEMENT RELATING SPECIFICALLY TO SUCH NEW PRODUCT. THE REMEDY FOR BREACH OF A NEW PRODUCT WARRANTY SET FORTH IN THIS SECTION 8(b) SHALL BE LIMITED TO SAID CORRECTION, REPLACEMENT OR REPAYMENT. NOTWITHSTANDING THE FOREGOING OR ANYTHING TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT, CLIENT EXPRESSLY ACKNOWLEDGES AND AGREES THAT (A) ANY SPEECH RECOGNITION ERROR RATE DEPENDS ON VARIOUS EXTERNAL CONDITIONS, SUCH AS RECORDING SETUP, INTELLIGIBILITY OF UTTERED SPEECH, AND BACKGROUND NOISE, AND THEREFORE

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TRANSCRIPTION WILL NOT BE ONE HUNDRED PERCENT (100%) ACCURATE, AND (B) THE END USER OF ANYMODAL CDS (AND NOT M*MODAL) IS SOLELY RESPONSIBLE FOR ENSURING PROPER TRANSCRIPTION, CREATION, REVIEW AND EDITING, RENDERING AND DELIVERY OF ANY AND ALL MEDICAL REPORTS GENERATED THROUGH USE OF ANYMODAL CDS.
(c)	Disclaimer — Services and Products. OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, M*MODAL MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AS TO THE SERVICES PROVIDED OR RENDERED IN CONNECTION WITH THIS AGREEMENT OR TO THE LICENSED TECHNOLOGY (OR ANY PORTION THEREOF), INCLUDING, WITHOUT LIMITATION, THAT EITHER THE SERVICES OR LICENSED TECHNOLOGY WILL MEET CLIENT’S REQUIREMENTS, AND M*MODAL EXPRESSLY DISCLAIMS THE IMPLIED WARRANTY OF MERCHANTABILITY, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY OF NONINFRINGEMENT.
(d)	LIABILITY: SUBJECT TO PARAGRAPH 8(e) BELOW, TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY DISCLAIMS ANY AND ALL LIABILITY TO THE OTHER UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER THEORY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INFORMATION, BUSINESS INTERRUPTION, PERSONAL INJURY) ARISING UNDER THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH THE SERVICES AND PRODUCTS (OR ANY PORTION THEREOF) PROVIDED UNDER THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH HARM OR DAMAGE. SUBJECT TO PARAGRAPH 8(e) BELOW, IN NO EVENT SHALL EITHER PARTY’S LIABILITY TO THE OTHER PARTY EXCEED THE TOTAL AMOUNTS PAID TO M*MODAL BY CLIENT (OR DUE TO BE PAID TO M*MODAL BY CLIENT) UNDER THIS AGREEMENT.
(e)	Notwithstanding anything to the contrary, the disclaimers and limitations of liability set forth in this Section 8 shall not apply to: (i) either Party’s gross negligence, fraud or willful misconduct; (ii) any breach by either Party, including such Party’s Authorized Contractors, Authorized Technical Contractors or other independent contractors, and any agents to which each Party provides the other Party’s Confidential Information (including, in the case of Client, any Authorized Contractors and Authorized Technical Contractors to which it provides the Licensed Technology) of its confidentiality and/or security obligations under this Agreement or of any obligation set forth in Sections 7 or 13 hereof; (iii) either Party’s indemnification obligations set forth in Section 9, below; and (iv) losses occasioned by either Party’s termination of this Agreement in violation of the terms or conditions of this Agreement or M*Modal’s termination or curtailment of any Transition Period or Competitive Event Transition Period in violation of the terms or conditions of this Agreement.

9.	Indemnification; Independent Contractor Responsibility
(a)	M*Modal Indemnification.
i.	M*Modal agrees to defend, indemnify and hold harmless Client with respect to any damages, costs and expenses (including, without limitation, reasonable attorney fees and litigation costs) (collectively, “Damages”) incurred by Client as a result of any claim, action, investigation, proceeding, request for temporary restraining order or preliminary injunction, judgment or adjudication against Client, alleging that the services provided hereunder and/or Licensed Technology (or any portion thereof) used in accordance with the terms and conditions of this Agreement infringes or misappropriates a copyright right created or recognized under the Berne Convention for the Protection of Literary and Artistic Works or trademark or any United States patent or other United States intellectual property rights of any third party (individually and collectively, “Infringement Claim”); provided that (1) Client notifies M*Modal in writing of any Infringement Claim promptly after Client is made aware of such assertion, and (2) M*Modal shall have the right to assume the defense (with counsel reasonably acceptable to Client) of any such Infringement Claim (with Client having the right, but not the obligation, to appear at its own expense in any legal action by counsel of its own selection), including, without limitation, the ability, in its sole discretion, to compromise or settle the Infringement Claim, and Client must provide M*Modal with all reasonable information, assistance and authority for M*Modal to do so (at the sole expense of M*Modal). Notwithstanding the foregoing, if such settlement or compromise would (t) materially and adversely affect the rights of Client to use the Licensed Technology as set forth under this Agreement, (u) impose any costs or material limitations on Client, or (v) admit fault by Client, then M*Modal shall not settle or compromise the Infringement Claim without Client’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary in this Agreement, (A) in the event either Party’s use or licensing, or any third party’s use or licensing, of the Licensed Technology (or any portion thereof) becomes, or, in the good faith opinion of M*Modal is likely to become, the subject of a claim, action, investigation, proceeding, request for temporary restraining order or preliminary injunction, judgment or adjudication that such

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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Licensed Technology infringes or misappropriates the intellectual property or proprietary rights of a third party, M*Modal may in its sole discretion and at its sole expense (1) procure the right for Client to continue to use the Licensed Technology, or (2) modify the Licensed Technology to avoid infringement without material impairment of its functionality; and (B) M*Modal shall not incur liability under this Paragraph 9(a)(i) for any Infringement Claim to the extent (x) the alleged or actual infringement is based on the use of any Modification to or of, or other changes or modifications to or of, the Licensed Technology not made by M*Modal or at M*Modal’s written direction, (y) arising from the combination, operation, or use of the Licensed Technology with devices, parts or software (including, without limitation, the Client Workflow System and Partner Workflow System) not supplied by M*Modal, or (z) arising from any use of the Licensed Technology beyond its intended function (as set forth in the Specifications). This Paragraph 9(a)(i) sets forth M*Modal’s entire obligation to Client and Client’s sole remedy with respect to any assertion of infringement or misappropriation of the intellectual property or proprietary rights of any third party. For avoidance of doubt, (a) the Damages shall include any damages, costs and expenses (including, without limitation, reasonable attorney fees and litigation costs) incurred by Client as a result of any Infringement Claim arising out of any agreement by and between Client and an MTSO Services Customer, a Technology Sale Customer or a Combined Client Customer under which Client is obligated to indemnify such MTSO Services Customer, Technology Sale Customer or Combined Client Customer from and against any such Infringement Claim, subject to the conditions and limitations of this Paragraph 9(a)(i), and (b) any Damages under this Paragraph 9(a)(i) shall not be limited in any manner by Section 8 hereof.

ii.	M*Modal agrees to defend, indemnify and hold harmless Client with respect to any damages, costs and expenses (including, without limitation, reasonable attorney fees and litigation costs) incurred by Client as a result of any action, claim, investigation or proceeding alleging a violation by Client of HIPAA, to the extent any such violation is caused by or arises out of either the proper use of the Licensed Technology under this Agreement or the performance by M*Modal of any professional or maintenance and support service for Client under this Agreement (each, a “HIPAA Claim”), provided that (1) Client notifies M*Modal in writing of any HIPAA Claim promptly after Client is made aware of such assertion, and (2) M*Modal shall have the right to assume the defense (with counsel reasonably acceptable to Client) of any such HIPAA Claim (with Client having the right, but not the obligation, to appear at its own expense in any legal action by counsel of its own selection), including, without limitation, the ability, in its sole discretion, to compromise or settle the HIPAA Claim, and Client must provide M*Modal with all reasonable information, assistance and authority for M*Modal to do so (at the sole expense of M*Modal). Notwithstanding the foregoing, if such settlement or compromise would (x) materially and adversely affect the rights of Client as set forth under this Agreement, (y) impose any costs or material limitations on Client, or (z) admit fault by Client, then M*Modal shall not settle or compromise the HIPAA Claim without Client’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained in this Agreement, (A) in the event either Party’s use or licensing, or any third party’s use or licensing, of the Licensed Technology (or any portion thereof) becomes, or, in the good faith opinion of M*Modal is likely to become, the subject of a HIPAA Claim, M*Modal may in its sole discretion and at its sole expense replace or modify the Licensed Technology to avoid such HIPAA Claim without material impairment of its functionality; and (B) M*Modal shall not incur liability under this Paragraph 9(a)(ii) for any HIPAA Claim to the extent (w) the alleged or actual violation is based on the use of any Modification to or of, or other changes or modifications to or of, the Licensed Technology not made by M*Modal or at M*Modal’s written direction, (x) arising from the combination, operation, or use of the Licensed Technology with devices, parts and/or software (including, without limitation, the Client Workflow System or Partner Workflow System) not supplied by M*Modal, (y) arising from any use of the Licensed Technology beyond its intended function (as set forth in the Specifications), or (z) a breach of data confidentiality resulting from Client’s failure to implement or maintain adequate security measures within Client’s Data Processing Facilities. This Paragraph 9(a)(ii) sets forth M*Modal’s entire obligation to Client and Client’s sole remedy with respect to any assertion of violation of HIPAA.
(b)	Client Indemnification: Client agrees to defend, indemnify and hold harmless M*Modal with respect to any damages, costs and expenses (including, without limitation, reasonable attorney fees and litigation costs) incurred by M*Modal as a result of any third party action, claim, investigation or proceeding caused by or arising out of the use or distribution of the Client Workflow System or Partner Workflow System (including, without limitation, the Licensed Technology as incorporated therein), any other product or service of Spheris, or any transcription services provided by Client (whether provided through use of the Licensed Technology or otherwise) or any third party claim arising out of the failure by Client to use the Licensed Technology in accordance with its intended function as set forth in this Agreement and the Specifications (but, notwithstanding anything to the contrary herein, excluding any claim of violation of HIPAA, for which M*Modal has agreed to provide indemnity under Paragraph 9(a)(ii) above and excluding any claim of infringement or misappropriation for which M*Modal has agreed to provide indemnity under Paragraph 9(a)(i) above) (each, a “Claim”); provided that (i) M*Modal notifies Client in writing of any Claim promptly after

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M*Modal is made aware of such assertion, and (ii) Client shall have the right to assume the defense (with counsel reasonably acceptable to M*Modal) of any such Claim (with M*Modal having the right, but not the obligation, to appear at its own expense in any such action by counsel of its own selection), including, without limitation, the ability, in its sole discretion, to compromise or settle the Claim, and M*Modal must provide Client with all reasonable information, assistance and authority for Client to do so (at the sole expense of Client).
Notwithstanding the foregoing, if such settlement or compromise would (x) materially and adversely affect the rights of M*Modal as set forth under this Agreement, (y) impose any costs or material limitations on M*Modal, or (z) admit fault by M*Modal, then Client shall not settle or compromise the Claim without M*Modal’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. For purposes of clarification, subject to the exclusions set forth above, Client shall defend and indemnify M*Modal under this Paragraph 9(b) for any Claim caused by or arising out of the manner in which any medical report was, or failed to be, transcribed, created, reviewed/edited, rendered or delivered by, on behalf of or for the benefit of Client, an MTSO Services Customer or a Combined Client Customer to the extent, and only to the extent, such Combined Client Customer functions with respect to such Claim as an MTSO Services Customer (a “Combined/MTSO Services Customer”), whether or not such transcription, creation, review/editing, rendering or delivery was alleged to have been done or was done properly, improperly or otherwise, or if there was a failure to perform any such transcription, creation, review and editing, rendering or delivery, and whether or not such medical report is alleged to have been, was, or failed to be transcribed, created, reviewed/edited, rendered or delivered properly, improperly or otherwise, and whether or not such report is alleged to have been, was, or failed to be transcribed, created, reviewed/edited, rendered or delivered using the Licensed Technology. This Paragraph 9(b) sets forth Client’s entire obligation to M*Modal and M*Modal’s sole remedy with respect to any Claims.
Notwithstanding the foregoing, the Parties acknowledge and agree that if Client has fulfilled its obligations under Section 9(c) below, Client’s obligations under this Section 9(b) shall not apply with respect to any Technology Sale Customer or with respect to any Combined Client Customer to the extent, and only to the extent, such Combined Client Customer functions with respect to the relevant Claim as a Technology Sale Customer (a “Combined/Technology Sale Customer”), such that Client shall not be obligated to defend, indemnify or hold M*Modal harmless from any Claim arising out of the use of any product or services of Client by a Technology Sale Customer or a Combined/Technology Sale Customer.
(c)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In each agreement between Client and any Technology Sale Customer or Combined/Technology Sale Customer, Spheris shall include a provision expressly stating that M*Modal is a third-party beneficiary of such agreement and M*Modal shall have the right to enforce the provisions set forth in this Paragraph 9(c) directly against such Technology Sale Customer or Combined/Technology Sale Customer. Client also shall include terms and provisions that require such Technology Sale Customer or Combined/Technology Sale Customer to exercise the degree of care imposed upon Client under this Agreement to protect the M*Modal Technology, Information and IP (and any portion thereof) or to use the Licensed Technology only in accordance with its intended function (as set forth in this Agreement and the Specifications) as required under any License Grant/Restrictions Schedule, including without limitation, provisions that require each Technology Sale Customer or Combined/Technology Sale Customer to (i) use

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission at least that level of effort reasonably employed by a sophisticated software company to protect from unauthorized use the proprietary technical information within its important revenue-generating software applications or software services, (ii) not disassemble, reverse compile or reverse engineer the AnyModal CDS Service, the AnyModal CDS Editing Tools, and (iii) acquire and maintain commercially reasonable insurance, with solvent and responsible insurers that are properly licensed in all applicable jurisdictions, with a minimum A.M. Best rating of “A—” (A minus) or better, to support such Technology Sale Customer’s and such Combined/Technology Sale Customer’s indemnification obligations to M*Modal pursuant to this Section 9(c). Such policies shall be maintained for the term of the end user license agreement between Client and the Technology Sale Customer or Client and the Combined/Technology Sale Customer. Each such Technology Sale Customer and Combined/Technology Sale Customer shall be obligated to provide to Client commercially reasonable certificates of insurance evidencing the foregoing insurance coverage. Client agrees to use commercially reasonable efforts to assist M*Modal in enforcing such indemnification obligations against each such Technology Sale Customer and Combined/Technology Sale Customer, including, without limitation, assisting M*Modal in overcoming any claim or defense that M*Modal lacks sufficient standing to enforce the terms of any agreement between Client and such Technology Sale Customer or Client and such Combined/Technology Sale Customer, and/or any defense that the circumstances surrounding M*Modal’s relationship with such Technology Sale Customer or such Combined/Technology Sale Customer fails to meet the requirements to confer personal jurisdiction over such Technology Sale Customer or such Combined/Technology Sale Customer. In the event a Technology Sale Customer or Combined/Technology Sale Customer fails to meet the requirements of this Section 9(c), Client shall defend and indemnify M*Modal with respect to any third party claims related to such Technology Sale Customer or such Combined/Technology Sale Customer as if it were an MTSO Services Customer or a Combined/MTSO Services Customer under Section 9(b) hereof.
(d)	Parties’ Responsibility for Contractors: To the extent Client is not liable as a matter of law for the actions of its Authorized Contractors or Authorized Technical Contractors, and to the extent M*Modal is not liable as a matter of law for the actions of its Authorized Contractor(s), then each such Party shall be jointly and severally liable to the other for any and all damages (subject to Paragraphs 8(d) and (e), above) resulting from a material failure of one or more of Client’s Authorized Contractors or Authorized Technical Contractors, in the case of Client, and M*Modal’s Authorized Contractor(s), in the case of M*Modal, to comply with the terms and conditions of this Agreement, including, without limitation, those pertaining to protection and use of Confidential Information of the Disclosing Party, such that the aggrieved Party may bring an action before a court against the other Party or against such Authorized Contractor(s), Authorized Technical Contractor(s), as applicable, or against all such parties together.

10.	Term and Termination; Concomitant Obligations
(a)	Term: The term of this Agreement shall commence on the Effective Date of this Agreement and run for eight (8) years, unless otherwise terminated earlier as provided in this Agreement (the “Term”). In the event of a Transition Period (defined in Paragraph 10(f)(i), below) or Competitive Event Transition Period (defined in Paragraph 10(f)(ii), below), all terms and conditions of this Agreement shall continue in full force and effect for the duration of such Transition Period or Competitive Event Transition Period, unless such Transition Period or Competitive Event Transition Period is terminated earlier as provided below.
(b)	Early Termination with Possibility of Cure: Client may terminate this Agreement upon written notice in the event M*Modal or one or more of M*Modal’s Authorized Contractors is in material breach of any material provision of this Agreement, if such breach materially affects Client and M*Modal has failed to cure such breach within forty-five (45) calendar days after receiving written notice from Client of such breach. M*Modal may terminate this Agreement during the Term and, if a Transition Period or Competitive Event Transition Period is in effect, then M*Modal may terminate such Transition Period or Competitive Event Transition Period as follows: upon written notice in the event Client or one or more of Client’s Authorized Contractors or Authorized Technical Contractors (i) breaches Client’s obligation to pay any undisputed Production Fees or License Fees under this Agreement, (ii) breaches a material provision of this Agreement through willful misconduct, including, without limitation, Client’s willful failure to impose obligations upon various independent contractors or sublicensees as required under this Agreement, or (iii) breaches a material provision of this Agreement as a result of which M*Modal suffers irreparable harm; provided, in each case (i.e., (i) — (iii) above), that such breach materially affects M*Modal and Client has failed to cure such breach within forty-five (45) calendar days after receiving written notice from M*Modal of such breach.
(c)	Early Termination for Breaches of Confidentiality: Notwithstanding anything to the contrary in this Agreement, in the event either Party (including, without limitation, Authorized Contractors and, in the case of Client, Authorized Technical Contractors) is in material breach of its obligation to protect the other Party’s Confidential Information, or is otherwise in material breach of any provision set forth in Section 7 of this Agreement, and the breaching Party has failed to cure such breach within ten (10) business days after receipt of notice thereof from such Party, then such Party may terminate this Agreement during the Term and, if a Transition Period (defined in Paragraph 10(f)(i), below) or Competitive Event Transition Period (defined in Paragraph 10(f)(ii), below) is in effect, then such Party may

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission terminate the Transition Period or Competitive Event Transition Period.
Notwithstanding the foregoing, in the event Client is in material breach of its obligation to protect the confidentiality of the Technical Aspects of the Licensed Technology under Section 7 or Paragraph 10(f)(ii) of this Agreement with respect to the Technical Aspects of the Licensed Technology, which material breach either is causing material and serious harm to M*Modal that cannot be remedied by an award of monetary damages or, in M*Modal’s good faith and reasonable judgment, M*Modal will suffer irreparable harm as a direct result of such material breach by Client to protect the confidentiality of the Technical Aspects of the Licensed Technology under Section 7 or Paragraph 10(f)(ii) of this Agreement, then, in addition to the rights M*Modal may have under Paragraph 10(b) above and in this Paragraph 10(c), M*Modal may, without providing Client any opportunity to cure such breach, terminate this Agreement during the Term and, if a Transition Period or Competitive Event Transition Period is in effect, then M*Modal may terminate the Transition Period or Competitive Event Transition Period, in each case upon five (5) business days’ prior written notice to Client.
(d)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **
(e)	Effect of Termination/Expiration: Termination or expiration of this Agreement shall terminate all then-effective licenses granted to Client under this Agreement, unless a Transition Period (defined in Paragraph 10(f)(i), below) or Competitive Event Transition Period (defined in Paragraph 10(f)(ii), below) comes into effect, in which case such licenses shall terminate upon the termination or expiration of such Transition Period or Competitive Event Transition Period. Termination or expiration of this Agreement is without prejudice to the enforcement of any undischarged obligations existing at the time of termination or expiration. Neither Party shall be liable to the other for any termination or expiration of this Agreement (including, without limitation, any attachment or schedule), provided such termination or expiration takes place in accordance with the terms and conditions of this Agreement.
(f)	Termination for Change of Control/Competitive Conduct; Transition Periods:
(i)	In the event of any termination or expiration of this Agreement for any reason (except for termination of this Agreement under Section 10(b) as a result of any failure by Client to pay to M*Modal any undisputed Production Fees or License Fees, or termination of this Agreement by M*Modal pursuant to Section 10(c) above), Client shall have the right, for a period of up to * * * * * * * * * * * * (the “Transition Period”) after the effective date of any such termination or expiration, to continue using the Licensed Technology and to enjoy the other benefits of this Agreement in connection with its MTSO Services Customers, Technology Sale Customers and Combined Client Customers in the manner set forth in this Agreement at the time of such termination or expiration, provided that Client complies, during such Transition Period, with all terms and conditions contained in this Agreement, including, without limitation, payment of all undisputed fees.

(ii)	In the event of a change of control of Client that results in* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * M*Modal shall have the right to terminate this Agreement effective upon the closing of the transaction that directly results in the Change of Ownership (the “Change of Ownership Date”) or the first instance of Client making the Competitive Product generally available to the relevant customer base (the “Competitive Conduct Date”), as applicable, and in the event this Agreement is so terminated, then, subject to this Paragraph 10(f)(ii), during the eighteen (18) month period (the “Competitive Event Transition Period”) immediately following the Change of Ownership Date or the Competitive Conduct Date, as applicable, Client shall have the right to exercise all of its rights under this Agreement in connection with its then-existing MTSO Services Customers, Technology Sale Customers and Combined Client Customers, and any new MTSO Services Customers, Technology Sale Customers and Combined Client Customers of Client added during the first six months of such Competitive Event Transition Period, in the manner set forth in this Agreement at the time of the Change of Ownership Date or the Competitive Conduct Date, as applicable, provided that Client complies, during such Competitive Event Transition Period, with all terms and conditions contained in this Agreement, including, without limitation, payment of all undisputed fees, and further provided as follows: (w) with respect to the Technical Aspects of the Licensed Technology, Client designates in writing a group of Authorized Technical Employees and Authorized Technical Contractors (the “Designated Employees/Contractors”) (1) who have been employed or engaged, as applicable, exclusively by Client for at least the one (1) calendar year immediately preceding the Change of Ownership

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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Date or the Competitive Conduct Date, as applicable, and (2) who, to the knowledge of Client after reasonable inquiry, have not had access within such preceding year to the APIs contained within the Competitive Product or other proprietary technical information about the Competitive Product beyond the information required by an end user to operate such Competitive Product in accordance with its intended function (the “Technical Aspects of the Competitive Product”), and (3) who, under agreement with Client, will not have access to the Technical Aspects of the Competitive Product during the Competitive Event Transition Period and the one (1) calendar year immediately following the Competitive Event Transition Period, and such Designated Employees shall be the only individuals who shall have access to the Technical Aspects of the Licensed Technology during the Competitive Event Transition Period; (x) Client (including, without limitation, its Authorized Technical Employees) and Client’s Authorized Technical Contractors shall use at least those efforts reasonably employed by a sophisticated software company to protect the confidentiality, trade secret status and unauthorized use of the proprietary information within its important software applications or software services to prevent disclosure, whether before, during or anytime after the Competitive Event Transition Period, to either the M*Modal Direct Competitor (including, without limitation, such M*Modal Direct Competitor’s employees, other agents, and independent contractors) or the employees, other agents and independent contractors of Client who have, or reasonably could be expected to have, access to the Technical Aspects of the Competitive Product or any information concerning the Technical Aspects of the Licensed Technology other than to such Designated Employees/Contractors; (y) subject to the provision contained in subsection (x) immediately above, Client, Client’s Authorized Contractors and Client’s Authorized Technical Contractors shall use commercially reasonable efforts to prevent disclosure, whether before, during or anytime after the Competitive Event Transition Period, to the M*Modal Direct Competitor (including, without limitation, such M*Modal Direct Competitor’s employees, other agents, and independent contractors) of any Confidential Information of M*Modal other than that concerning the Technical Aspects of the Licensed Technology, and (z) Client (including, without limitation, such Client’s employees, other agents, and independent contractors) shall not, during the Competitive Event Transition Period, engage in comparative advertising that uses M*Modal’s name or product names and that states or could reasonably be construed to imply that the Licensed Technology is an inferior technology to that employed in other technology owned by the M*Modal Direct Competitor or in the Competitive Product offered by Client, as applicable, and shall not during and for the one (1) year after the end of the Competitive Event Transition Period, disparage the Licensed Technology. Client shall comply during the Competitive Event Transition Period with all terms and conditions contained in this Agreement, including, without limitation, payment of all undisputed fees.
(g)	Return of Licensed Technology, Confidential Information. Within thirty (30) calendar days after termination or expiration of this Agreement or termination or expiration of the Transition Period or Competitive Event Transition Period, whichever is later, (i) Client shall erase or otherwise destroy any and all copies of the Licensed Technology and other Confidential Information of M*Modal, as well as any and all other copies of same; provided, that, subject to Section 7(a) hereof, Client shall have the right to retain one copy thereof in a mutually agreed-upon, third-party escrow arrangement solely to comply with any legal requirements, and shall send to M*Modal written certification, by an officer of Client, of such erasure or destruction; and (ii) M*Modal shall erase or otherwise destroy any and all copies of Confidential Information of Client, as well as any and all other copies of same, and shall send to Client written certification, by an officer of M*Modal, of such erasure or destruction.

11.	****************
***	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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12.	Product Promotion Requirements
With respect to Technology Sale Customers, the Partner Workflow System, and the sublicensing of certain Licensed Technology to Technology Sale Customers as permitted under this Agreement, Client shall comply with the requirements set forth in Attachment G to this Agreement.
13.	HIPAA
Each Party shall comply with all applicable federal and state laws and regulations regarding the confidential and secure treatment of individually identifiable health information and with the terms of the HIPAA Vendor Contract set forth in Attachment H to this Agreement.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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15.	General Provisions
(a)	Press Release, Information Release: Not later than three (3) months from the Effective Date of this Agreement, the Parties shall use commercially reasonable efforts to agree upon and issue a joint press release describing, in mutually acceptable terms, the nature of this Agreement. Beginning on the Effective Date of this Agreement, either Party may disclose the existence and the terms and conditions of this Agreement to the Parties’ professional advisers; existing investors and prospective non-public investors; and may disclose the existence of this Agreement and describe the general nature of this Agreement (but not specific terms and conditions), on an individualized basis to existing customers and to one or more third parties that can reasonably be deemed prospective customers of the disclosing Party.
(b)	Force Majeure: Neither Party shall be liable by reason of any failure or delay in the performance of its obligations hereunder on account of strikes, riots, insurrection, terrorist attacks, fires, flood, storm, explosion, act of God, war (declared or undeclared), governmental action, labor conditions, earthquakes, material shortages or any other similar cause that is beyond the reasonable control of such Party, provided, that such breach or delay: (i) is not the fault of the Non-Performing Party; and (ii) could not have been prevented by the Non-Performing Party taking reasonable precautions (a “Force Majeure Event”).
(c)	Compliance with Law: Each Party shall each comply with all applicable laws, rules and regulations applicable to it and any actions contemplated by this Agreement.
(d)	No Agency: Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, or other form of agency between the Parties.
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CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

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(f)	Notices: All notices, requests, demands or other communications permitted or required under this Agreement shall be in writing and shall be delivered in person or delivered by a reputable courier service (e.g., FedEx) to the notice recipient and address set forth on the Cover Page for the other Party, and shall be deemed provided or given to the Party at such address upon documented delivery. Either Party may change its notice recipient or address information by proving the other Party written notice of such change.
(g)	Entire Agreement: This Agreement constitutes the entire agreement between M*Modal and Client with respect to the subject matter hereof, and supersedes any prior agreements, understandings, promises or representations made by either Party to the other concerning the subject matter hereof, or the terms and conditions contained herein. To the extent the foregoing Terms and Conditions conflict with any provisions or terms and conditions set forth in an attachment or a schedule, the Terms and Conditions shall have priority of interpretation and application over the provisions or terms and conditions of such attachment or schedule, unless the attachment or schedule expressly indicates that it is modifying or amending the relevant Terms and Conditions. Neither the foregoing Terms and Conditions nor any attachment or schedule may be modified except by a subsequently dated and written amendment to this Agreement signed on behalf of the Parties by their respective, duly authorized representatives.
(h)	No Waiver: The waiver by either Party of a breach of any provision contained in this Agreement shall not be construed as a waiver of any succeeding breach of such provision or a waiver of the provision itself.
(i)	Severability: If any provision of this Agreement is found to be invalid, voidable, void or unenforceable, the Parties agree that such invalidity, voidability, voidness or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.
(j)	Headings: The Article, Section and Paragraph headings in this Agreement are for convenience only and shall not delimit or affect the meaning of any and all terms and conditions contained herein.
(k)	Survival of Provisions: The provisions of Article 7 (Confidentiality; Intellectual Property), Article 8 (Limited Representations and Warranties; Limited Liability), Article 9 (Indemnification), Article 10 (Term and Termination; Concomitant Obligations), Article 13 (HIPAA), and this Article 15 (General Provisions) shall survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the Parties shall cease upon expiration or termination of this Agreement.
(l)	Construction: The Parties have negotiated and prepared this Agreement jointly, and therefore the terms and conditions contained herein shall not be strictly construed against either Party as the drafter.
(m)	No Third Party Beneficiaries: Except as otherwise expressly stated herein (which statement must expressly reference this Paragraph 15(m)), there are no intended third party beneficiaries of this Agreement, and this Agreement shall not be construed, interpreted, or deemed to confer any rights whatsoever to any third party or parties, including, without limitation, any MTSO Services Customer, Technology Sale Customer or Combined Client

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Customer.
(n)	Counterparts: This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.
(o)	Governing Law: This Agreement shall be governed by the law of the State of Tennessee or, where applicable, the federal law of the United States of America, without regard to any provision of Tennessee law that would require or permit the application of the substantive law of any other jurisdiction (except United States federal law), and without regard to any provision of United States law that would require or permit the application of the substantive law of any other jurisdiction (except Tennessee law).
(p)	Injunctive/Equitable Relief: The Parties acknowledge that, in the event of a breach of this Agreement, no adequate remedy at law may be available to the non-breaching Party, and that such non-breaching Party shall be entitled to seek injunctive or other equitable relief in addition to any relief available at law, without the need to post a bond.

CONFIDENTIAL	Terms and Conditions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT A
All capitalized terms used in this Attachment A without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
AnyModal CDS Service and AnyModal CDS Editing Tools General Description
“AnyModal CDS Service” means a certain set of M*Modal’s existing software components, in Object Code form, and any and all portions thereof, designed for integration into, and use by, clinical documentation workflow software (i) to facilitate a process by which real-time (i.e., not compressed in time) dictation recordings of clinical information are manually transcribed by qualified medical transcription personnel, (ii) to automatically convert real-time dictation recordings of clinical information into draft electronic medical reports for qualified medical transcription personnel or certain medical specialists, such as qualified dictating physicians, to review and edit, and (iii) to automatically convert such manually transcribed dictation recordings and reviewed/edited draft electronic medical reports into medical reports in their structured and final forms, in each case (i.e., (i) — (iii), directly above) both (x) by enabling the clinical documentation workflow system to make calls to application services deployed and accessible by means of standardized Web services and (y) through the use of certain configuration and management tools, all along with any and all Web services APIs (application programming interfaces), configuration settings, other APIs and related information necessary to integrate such software services and such configuration and management tools into clinical documentation workflow software and all requiring an appropriately engineered clinical documentation workflow system.
“AnyModal CDS Editing Tools” means a certain set of M*Modal’s existing user interface-based software components, in Object Code form, and any and all portions thereof, designed for integration and incorporation into, and use by, clinical documentation workflow software to enable (i) typing by medical transcription personnel into AnyModal CDS Service-generated electronic medical report templates for the purpose of transcribing real-time dictation recordings of clinical information, (ii) review and editing by qualified medical transcription personnel or certain medical specialists, such as a qualified dictating physicians, of draft electronic medical reports generated by AnyModal CDS Service functionality, and (iii) creation of medical reports in their structured and final forms from completed electronic medical report templates and reviewed/edited draft electronic medical reports, all along with any and all APIs, configurations settings and related information necessary to integrate and incorporate such software components into the clinical documentation workflow software and all requiring an appropriately engineered clinical documentation workflow system.

CONFIDENTIAL	Attachment A

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT A1
All capitalized terms used in this Attachment A1 without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
AnyModal CDS Functional Specifications and Technical Features/Requirements
Functional Specifications
AnyModal CDS Service and AnyModal CDS Editing Tools:
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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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❖	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

❖	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

❖	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

❖	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

➢	* * * * * * * * * * * * * * * * * * * * * * * *

➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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❖	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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By:
(Authorized Signature)

Typed or Printed Name

Title

Date

CONFIDENTIAL	Attachment B

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT C
All capitalized terms used in this Attachment C without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
Professional Services SOWs

CONFIDENTIAL	Attachment C

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT D
Sample SOW — Legacy Enrollment ___
Amended and Restated
Clinical Documentation Solution Agreement
Statement of Work Schedule No. ___
Legacy Enrollment
1. Definitions
All capitalized terms used in this SOW ___ without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
2. * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

➢	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
Enrollment Work Plan
Upon receipt by M*Modal of the relevant Training Information from Client, M*Modal shall perform the legacy enrollment services described in Paragraph 2 of this SOW ____, above, and make a Dictating Physician profile available by the date indicated below for the following Dictating Physicians. The Dictating Physicians shall be identified by Client in a manner sufficient to complete the schedule set forth below.

Date of Availability of
Dictating Physician		Associated MTSO		Dictating Physician
Name	Clinical Specialty	Services Customer	Recording Setup	Profile
[Insert number] months following M*Modal’s receipt of the required Training Information.
It is understood by the Parties that Client shall secure and engage a project manager, who shall be responsible for managing and coordinating all Client tasks and activities associated with the above Enrollment Work Plan (e.g., supplying M*Modal with the necessary Training Information), and shall further ensure that all Client project-related decisions for this SOW ___ are made without undue delay.

CONFIDENTIAL	Attachment D

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

3. Fees
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
4. Term
This SOW __ shall be effective from _________ [insert desired date] until __________ [insert desired date].

M*Modal		Client

By:	[SAMPLE — DO NOT SIGN]	By:	[SAMPLE — DO NOT SIGN]

	(Authorized Signature)		(Authorized Signature)

Typed or Printed Name		Typed or Printed Name

Title		Title

Date		Date

CONFIDENTIAL	Attachment D

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT E
All capitalized terms used in this Attachment E without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
Hourly Rates

* * * * * * * * * * * * * * * * * * * * * * * *	* * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * *	* * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * *	* * * * * * * * * * * *
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* * * * * * * * * * * * * * * * * * * * * * * *	* * * * * * * * * * * * *
* * * * * * * * * * * * * * *	* * * * * * * * * * *

CONFIDENTIAL	Attachment E

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT F
All capitalized terms used in this Attachment F without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
Combined Development SOWs

CONFIDENTIAL	Attachment F

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT G
All capitalized terms used in this Attachment G without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
Product Promotion Requirements
As used in this Attachment G, the term “Products” means, individually and collectively, (a) the AnyModal CDS Service functionality as accessed through the Partner Workflow System, and (b) the AnyModal CDS Editing Tools as integrated and incorporated into the Partner Workflow System.
Product Promotion — Terms and Conditions
Client shall use commercially reasonable efforts to promote the use of the Products in connection with the promotion of Client’s products and services. Without limiting the generality of the foregoing, Client further agrees as follows:
a.	Client shall be responsible and shall arrange for the instruction and training of its personnel as necessary to achieve professional proficiency in the use of the Products.

b.	Client shall appoint a Client employee to work with M*Modal in connection with the Products. The employee appointed by Client under this Section b. be a full-time Client employee, and Client shall not appoint a temporary or part-time employee to work with M*Modal under this Section b.

c.	Client shall use commercially reasonable efforts to provide helpdesk-type customer support of the Products licensed to Technology Sale Customers to assure Technology Sale Customers’ satisfaction in the performance of the Products. If M*Modal and Client agree that M*Modal should provide active assistance to a Technology Sale Customer, then Client shall reimburse M*Modal for its time in accordance with the rates set forth in Attachment E of the Agreement, and for all reasonable travel and living expenses incurred by M*Modal in providing such assistance. If M*Modal itself chooses to provide active assistance to a Technology Sale Customer because Client has failed to comply with this Section c. after receiving written notice from M*Modal of such failure and a thirty (30) day period in which to cure such failure, then Client may elect, within its sole discretion, to reimburse M*Modal for its time in accordance with the rates set forth in Attachment E of the Agreement, and for all reasonable travel and living expenses incurred by M*Modal in providing such assistance.

d.	Client shall provide M*Modal with quarterly Peak Load forecasts for Technology Sale Customers, market reports and such other forecast information as M*Modal may reasonably request.

e.	The Parties agree to periodically meet (either in person or by teleconference) and discuss the goals and marketing plans of Client with respect to the Products.

f.	Client shall conduct introductory workshops and seminars for existing and prospective Technology Sale Customers, and may exhibit the Products at trade shows that are attended by Client for the purpose of demonstrating the Partner Workflow System.

g.	Client shall, at its own expense, market the Products in a like manner as its own products, provided that Client must receive prior approval from M*Modal before using any M*Modal trade name or trademark in printed form. Notwithstanding the foregoing, when promoting in any press release, exhibition, advertising or marketing collateral (including, without limitation, on its Web site) or in discussion Client’s own product or products into which the Products are integrated or incorporated, then, in each instance in which Client makes reference to the functionality enabled by the Products (e.g., speech recognition), Client shall state either in print or orally (as applicable) that Client’s product or product contains “Speech Understanding by M*Modal” without the need to seek prior approval from M*Modal, and Client shall do so in the same positive manner that Client would use to promote its own product or products. Client shall also list M*Modal (using the logo provided by M*Modal) as a “partner” on its Web site. In each instance in which Client makes reference to an M*Modal trade name or to an M*Modal trademark, or uses an M*Modal logo, Client shall do so in accordance with the M*Modal Trademark License and Usage Guidelines appended within this Attachment G.

CONFIDENTIAL	Attachment G

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

h.	Client shall use commercially reasonable efforts to instruct and train Technology Sale Customers’ operating and medical transcription personnel on the use of the Products. If M*Modal and Client agree that M*Modal should provide training to one or more of Technology Sale Customer’s medical transcription personnel, then Client shall reimburse M*Modal for its time in accordance with the rates set forth in Attachment E of the Agreement, and for all reasonable travel and living expenses incurred by M*Modal in providing such training. If M*Modal itself chooses to provide active assistance to one or more of a Technology Sale Customer’s medical transcription personnel because Client has failed to comply with this Section h. after receiving written notice from M*Modal of such failure and a thirty (30) day period in which to cure such failure, then Client may elect, within its sole discretion, to reimburse M*Modal for its time in accordance with the rates set forth in Attachment E of the Agreement, and for all reasonable travel and living expenses incurred by M*Modal in providing such training.

i.	Client shall describe, discuss and otherwise refer to the Products in the same positive manner that Client would use to promote its own product or products.

CONFIDENTIAL	Attachment G

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

M*Modal Trademark License and Usage Guidelines
M*Modal hereby grants to Client (“Licensee”) a non-exclusive license to use certain of the M*Modal trade names, trademarks, logos and designations, expressly agreed upon by the Parties in writing, that are in or associated with the Licensed Technology (each, individually, a “Mark” and, collectively, the “Marks”) during the Term in connection with marketing, promotion, resale and distribution of the Client Workflow System or Partner Workflow System, as applicable, provided such use is made in accordance with, and subject to, the following requirements.
1.	Unless otherwise agree to in writing, Licensee shall use each Mark in the form prescribed by M*Modal in an appendix to these M*Modal Trademark Usage Requirements (which appendix may be updated from time to time to change a legend, or as otherwise similarly and reasonably required by M*Modal) including, without limitation, the legends “tm” or ® at least in Licensee’s initial and most prominent references and otherwise as needed for clarity.

2.	The Marks shall always be used in a manner that distinguishes them from the surrounding text and from any other trademarks, through use of spacing, bolding, font size, italics or similar measures.

3.	The Marks shall always be used as adjectives. Licensee shall never use any of the Marks as a noun or a verb, or in the possessive form.

4.	Licensee shall not use any of the Marks (a) as a portion of, or in combination with, any other trademarks except as expressly agreed upon in writing with M*Modal, (b) as all or part of a corporate name, trade name or other distinctive identifier used by Licensee to identify its products, services or business, or (c) for any purpose other than as trademarks for the Licensed Technology.

5.	Licensee shall use commercially reasonable efforts to cooperate with M*Modal in any effort by M*Modal to register or otherwise establish or perfect its ownership of any Mark. Without limiting the foregoing, Licensee shall supply to M*Modal, from time to time and without charge, such samples, packaging, containers, labels, tags and similar materials as M*Modal may reasonably require. Licensee shall execute and deliver to M*Modal, at any time (whether during or after the Term) and without further consideration, such instruments of transfer and other documents as M*Modal may reasonably request to confirm M*Modal’s ownership of the Marks.

6.	Licensee shall inform M*Modal upon learning of any infringement of the Marks. Licensee shall provide complete information, cooperation and assistance to M*Modal, at M*Modal’s expense, concerning such infringement (including, without limitation, cooperation and assistance in any further investigation or legal action). Upon learning of such infringement, M*Modal shall have the right, but not the obligation, at its sole discretion and expense, to take such action as M*Modal considers necessary or appropriate to enforce M*Modal’s rights, including, without limitation, legal action to suppress or eliminate such infringement or to settle any such dispute or action. M*Modal shall also be entitled to seek and recover all costs, expenses, and damages resulting from such infringement, and Licensee shall have no right to share in any amounts recovered by M*Modal. Licensee shall have no authority to enforce the rights of M*Modal, and Licensee shall not have any right to demand or control action by M*Modal to enforce such rights.

7.	Licensee acknowledges and agrees that the nature and quality of the Licensed Technology designated by the Marks is under the control of M*Modal, and that any related products or services shall be of the highest quality and shall be subject to the reasonable review of M*Modal for quality control purposes. Licensee shall cooperate with M*Modal to address any concerns of M*Modal regarding the quality of such related products and services.

8.	Licensee shall at all times use the Marks in good taste, and shall refrain from using the Marks in a manner that would bring the Marks or M*Modal into disrepute. Licensee is not authorized to, and shall not purport to, authorize its customers or anyone else to use the Marks.

CONFIDENTIAL	Attachment G

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Appendix A to M*Modal Trademark License and Usage Guidelines
1.	In all instances in which the phrase “Speech Understanding by M*Modal” is required or permitted to be used by Licensee in writing, it shall be used in the following stylized form, unless commercially unreasonable or impracticable:

Where use of such stylized form is commercially unreasonable or impracticable, the phrase shall instead be used in the following textual form: Speech Understanding by M*Modal™
2.	In all instances in which the Mark “M*Modal” is required or permitted to be used by Licensee in writing, it shall be used in the following stylized form, unless commercially unreasonable or impracticable:

Where use of such stylized form is commercially unreasonable or impracticable, the Mark shall instead be used in the following textual form: M*Modal™

CONFIDENTIAL	Attachment G

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT H
All capitalized terms used in this Attachment H without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.
HIPAA VENDOR CONTRACT
          This HIPAA Vendor Contract (“Contract”) is by and between Spheris Operations LLC, a Tennessee limited liability company (“SPHERIS”), and Multimodal Technologies, Inc., a Pennsylvania corporation (“Vendor”). This Contract is effective as of the Effective Date as defined in Section 12.1 of this Contract.
          Vendor and SPHERIS have entered an underlying agreement between the parties for Vendor to provide certain Saas (software as a service)-related services, certain professional services and certain maintenance and support services (individually and collectively, as applicable, “Services”) to SPHERIS, as such agreement may be amended (the “Service Agreement”). Vendor and SPHERIS agree that the parties sign this Contract in order to comply with the terms of SPHERIS’s contracts with its customers (“Customers”) that are Covered Entities under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and its implementing regulations (45 C.F.R. Parts 160 and 164) (the “Privacy and Security Rules”). It is the understanding of the parties that Vendor may create or receive Protected Health Information when performing its obligations pursuant to the Service Agreement. References in this Contract to “PHI” refer to Protected Health Information created or received by Vendor for or from SPHERIS, any subcontractor of SPHERIS, or any Customer.
1.	Prohibition on Unauthorized Use or Disclosure. Vendor will neither use nor disclose PHI except as permitted or required by this Contract or as Required By Law.

2.	Permitted Uses and Disclosures. In providing the Services to Spheris, Vendor may have limited access to PHI. Vendor is permitted to use and disclose PHI as expressly permitted or required in connection with Vendor’s provision of the Services and by paragraph 7(i) of the Service Agreement, provided that (i) such use or disclosure would be permitted under HIPAA if done by a Customer directly and (ii) Vendor shall only use, disclose and request the minimum amount of PHI necessary for the purpose of the use, disclosure or request. Vendor may also use PHI as necessary for Vendor’s proper management and administration and to carry out Vendor’s legal responsibilities (collectively, “Vendor’s Operations”). Vendor may disclose PHI as necessary for Vendor’s Operations only if:
2.1	the disclosure is Required By Law; or

2.2	Vendor obtains reasonable assurances in writing from any person or organization to which Vendor will disclose such PHI that the person or organization will: (i) hold such PHI in confidence and use or further disclose it only for the purpose for which Vendor disclosed it to the person or organization or as Required By Law; and (ii) notify Vendor of any instance of which the person or organization becomes aware in which the confidentiality of such PHI was breached. In the case of a breach, Vendor will notify Spheris of the breach.
3.	Additional Restrictions. Unless SPHERIS gives its prior, express written consent, Vendor agrees that Vendor will not (a) disclose any PHI to any agent, subcontractor or other person or entity that is located or organized outside of the United States of America, (b) allow any PHI to be transmitted to, received by, or stored at any location outside of the United States of America, or (c) permit any person outside of the United States of America to access or view PHI. Only as necessary for Vendor to provided Saas-related services to SPHERIS as described in the Agreement, SPHERIS hereby provides express written consent to Vendor to (i) disclose PHI to persons or entities located outside of the United States of America and affiliated with SPHERIS, (ii) allow PHI to be transmitted to, received by, and/or stored at one or more SPHERIS locations outside of the United States of America, and (iii) permit one or more SPHERIS-affiliated persons outside of the United States of America to access or view PHI. Vendor shall only de-identify PHI as expressly permitted or required by the Service Agreement or for Vendor’s Operations.

CONFIDENTIAL	Attachment H

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

4.	Information Safeguards. Vendor will use appropriate administrative, technical and physical safeguards to prevent the use or disclosure of PHI (except for uses or disclosures provided for by this Contract). Vendor will maintain administrative, technical and physical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of electronic PHI, consistent with the requirements applicable to Covered Entities under the Privacy and Security Rules.

5.	Sub-Contractors and Agents. Vendor will require any of its subcontractors and agents to which Vendor discloses any PHI to agree in writing to comply with the same privacy and security obligations as Vendor with respect to such PHI. Notwithstanding the foregoing, Vendor shall only subcontract in compliance with Section 3 and shall otherwise comply with all of the terms of this Contract.

6.	Training. Vendor shall train or adequately inform its employees, agents and subcontractors regarding its obligations to handle PHI confidentially.

7.	Access. To the extent Vendor maintains PHI in a Designated Record Set, Vendor will permit SPHERIS, the applicable Customer, or at SPHERIS’s request an Individual (or the Individual’s personal representative) to inspect and obtain copies of any PHI about the Individual that is in Vendor’s custody or control. Vendor will follow the procedures for access set forth in 45 C.F.R. § 164.524.

8.	Amendment. Vendor will, upon receipt of notice from SPHERIS, promptly amend or permit SPHERIS access to amend any portion of PHI maintained in a Designated Record Set as required for Customers to meet their amendment obligations under 45 C.F.R. § 164.526.

9.	Disclosure Accounting. For each disclosure of PHI not excepted from disclosure accounting under 45 CFR § 164.528 that Vendor makes, Vendor will record such information as would be required for a Customer to respond to a request for an accounting of disclosures pursuant to 45 C.F.R. §164.528(b). Vendor will make this information available to SPHERIS or a Customer promptly upon SPHERIS’s or such Customer’s request. Vendor shall have available the information required by this Section 9 for the six (6) years preceding the request for the information (except Vendor need not have information for disclosures occurring before the Effective Date or the effective date of any other business associate agreements between the parties, whichever date is earlier).

10.	Inspection of Books and Records. Vendor will make its internal practices, books, and records, relating to its use and disclosure of the PHI, available upon request to Customers or to the U.S. Department of Health and Human Services to determine any Customer’s compliance with the Privacy and Security Rules. Notwithstanding the foregoing, no attorney-client privilege or other legal privilege shall be deemed waived by SPHERIS or Vendor by virtue of this provision.

11.	Reporting. Vendor shall report immediately to SPHERIS any use or disclosure of PHI not permitted by this Contract of which Vendor becomes aware. Vendor shall also immediately report to SPHERIS any Security Incident of which Vendor becomes aware. All reports shall be sent to Spheris Operations LLC, 9009 Carothers Parkway, Suite C-3, Franklin, TN 37067, Attn: General Counsel or to such other address or contact designated by SPHERIS in writing. Vendor shall take reasonable steps as requested by SPHERIS or its Customers to mitigate any harm caused by the improper use or disclosure of PHI or by any Security Incident.

12.	Term and Termination.
12.1	Term. The term of this Contract shall begin on the effective date of the Service Agreement (the “Effective Date”) and automatically terminate upon the termination or expiration of the Service Agreement or as specified below, whichever is earlier.

12.2	Termination. SPHERIS may terminate this Contract and the Service Agreement (including any transition period that may be in effect) immediately upon written notice to Vendor if SPHERIS determines that Vendor has breached a material provision of this Contract and Vendor has failed to cure such breach within ten (10) business days after receipt of written notice thereof from SPHERIS.

12.3	Obligations upon Termination. Upon termination of this Contract, Vendor will return to SPHERIS or destroy all PHI maintained by Vendor in any form or medium, including all copies of such PHI and PHI held by any

CONFIDENTIAL	Attachment H

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subcontractors or agents of Vendor. Notwithstanding the foregoing, unless SPHERIS notifies Vendor otherwise (in response to a Customer requirement), Vendor may maintain any PHI that cannot feasibly be returned to SPHERIS or destroyed but will continue to abide by the terms and conditions of this Contract with regard to such information and will limit its further use or disclosure of such information to those purposes that make return or destruction of the information infeasible, for so long as Vendor maintains such information. The terms of this Section 12.3 shall survive termination of this Contract.
13.	General Provisions.
13.1	Definitions. Unless otherwise indicated in this Contract, all capitalized terms shall have the meanings set forth in the Privacy and Security Rules.

13.2	Amendment. In the event that any final regulation or amendment to final regulations is promulgated by the U.S. Department of Health and Human Services or other government regulatory authority with respect to PHI or in the event of an amendment to SPHERIS’s contractual obligations to its Customers with respect to PHI to enable compliance with such final regulation or final regulation amendment, this Contract shall automatically be amended to remain in compliance with such requirements.

13.3	Interpretation. Any ambiguity in this Contract shall be resolved in favor of a meaning that permits SPHERIS to comply with its contractual obligations to its Customers. Nothing in this Contract shall be construed to create any rights or remedies in any third parties. A reference in this Contract to a section in 45 C.F.R. Parts 160 or 164 means the section as in effect or as amended. The terms and conditions of this Contract override and control any conflicting term or condition of the Service Agreement. All non-conflicting terms and conditions of the Service Agreement remain in full force and effect.
          IN WITNESS WHEREOF, the parties have executed this Contract by their duly authorized representatives on the dates indicated below.

Multimodal Technologies, Inc.		Spheris Operations LLC

By:	/s/ Michael Finke (Authorized Signature)	By:	/s/ Gregory T. Stevens (Authorized Signature)

Michael Finke		Gregory T. Stevens

Typed or Printed Name		Typed or Printed Name

CEO		Chief Administrative Officer

Title		Title

6/11/08		6/2/08

Date		Date

CONFIDENTIAL	Attachment H

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Amended and Restated
Clinical Documentation Solution Agreement
Production Schedule 1
1.     Definitions
All capitalized terms used in this Production Schedule without definition that are expressly defined in the Terms and Conditions or in an attachment or another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following terms, when used with initial capital letters in this Production Schedule, shall have the following, corresponding definitions:
(a)	“Billing Period” means one calendar month, starting the first day of such month at 12:01 am and ending at 12:00 midnight on the last day of such month or the relevant pro rata portion thereof).
(b)	“Processing Queue” means the queue into which the Client Workflow System or the Partner Workflow System, as applicable, submits one or more Recordings (defined below) to await Processing.
(c)	“Recording” means a single dictation recording of an Activated Dictating Physician.
(d)	“Peak Load” means the maximum number of minutes of Recordings to be Processed by the AnyModal CDS Service per hour.
(e)	“Scheduled Downtime” * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(f)	“Turnaround Time” means the time between the moment a Recording is submitted, at Client’s or a Technology Sale Customer’s highest possible priority (without subsequent reprioritization) by the Client Workflow System or the Partner Workflow System, as applicable, to the AnyModal CDS Service for Processing and the moment the Draft Medical Report for such Recording is made available to the Client Workflow System or Partner Workflow System, as applicable, for retrieval by Client or a Technology Sale Customer, as applicable.
2.     Production
Production Level: Upon the Effective Date of this Agreement, Client shall execute and return to M*Modal the Production Level Purchase Form attached to this Production Schedule to designate the initial desired Peak Load. * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
Production Commitments:
(a)	Beginning on the Effective Date of this Agreement, the AnyModal CDS Service will Process, in sequential order as prioritized or reprioritized by Client or a Technology Sale Customer, as applicable, all Recordings within the Processing Queue that are scheduled by the Client Workflow System or the Partner Workflow System, as applicable, for Processing through the AnyModal CDS Service. Except for Recordings submitted by the Client Workflow System to the AnyModal CDS Service during a Scheduled Downtime * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * for each Recording * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

CONFIDENTIAL	Production Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission submitted by the Client Workflow System or the Partner Workflow System, as applicable, to the AnyModal CDS Service for Processing, the maximum Turnaround Time (the “Maximum TAT”) in which the Draft Medical Report for such Recording will be made available to the Client Workflow System or the Partner Workflow System, as applicable, for retrieval by Client or a Technology Sale Customer, as applicable, shall be * * * * * * * * * * * * * * * . * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *                                                              * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(b)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

***********************
**************************
***************************************	*****************************
*******************	************************
************	****
**************	**
****************	***
****************	****
*************	***
3.    Fees
Monthly Fee Calculation: For each Billing Period, Client shall pay M*Modal a fee (the “Monthly Fee”) in accordance with the following schedule based on the Peak Load designated by Client and the cumulative number of minutes of Recordings

CONFIDENTIAL	Production Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Processed by the AnyModal CDS Service for which corresponding Draft Medical Reports are made available to and retrieved by Client within such Billing Period (the “Cumulative Monthly Minutes”):

Peak Load	Price per Minute	Minimum Payment *
*****	*******	*******
*****	*******	********
******	********	********
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

***********	**************	**************
******	*******	********
******	*******	**********
*******	*******	**********
Monthly Fee Remittance: * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
4.     * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
5.     Term
This Production Schedule 1 shall be effective during, and its term shall be coterminous with, the Term.

*	Beginning January 1, 2009, each of the Minimum Payment amounts shall be subject to an increase each January 1 of * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

CONFIDENTIAL	Production Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

M*Modal	Client

By: /s/ Michael Finke	By: /s/ Gregory T. Stevens
(Authorized Signature)	(Authorized Signature)

Michael Finke	Gregory T. Stevens
Typed or Printed Name	Typed or Printed Name

CEO	Chief Administrative Officer
Title	Title

6/11/08	6/2/08
Date	Date

CONFIDENTIAL	Production Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Production Level Purchase Form
Client Name:
Designated Peak Load (circle one):
******
******
*******
**********************
**********************
***********************
Date of Commencement of Next Billing Period:
Previously Designated Peak Load (if any):
Client

By: /s/ Gregory T. Stevens
(Authorized Signature)

Gregory T. Stevens
Typed or Printed Name

Chief Administrative Officer
Title

6/2/08
Date

CONFIDENTIAL	Production Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Amended and Restated
Clinical Documentation Solution Agreement
License Grant/Restrictions Schedule 1
1.     Definitions
All capitalized terms used in this License Grant/Restrictions Schedule 1 without definition that are expressly defined in the Terms and Conditions or in an attachment or another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following term(s), when used with initial capital letters in this License Grant/Restrictions Schedule 1, shall have the following, corresponding definition(s):
“Transcription Services Company” means an entity located outside the geographic confines of the United States of America and Canada (the geographic confines of the United States of America and Canada being referred to herein as the “U.S./Canada Territory”), whether or not a corporate affiliate of Client, that (a) as part of the normal course of its business function, regularly performs “outsourced” medical transcription services, (b) employs or engages individuals to perform such “outsourced” transcription services, and (c) owns or rents a facility at which such individuals perform all of the outsourced transcription services.
In addition, for the purpose of this License Grant/Restrictions Schedule 1, the terms “AnyModal CDS Service,” “AnyModal CDS Editing Tools” and “Licensed Technology” shall include any and all applicable Updates or Upgrades delivered by M*Modal to Client under Maintenance and Support Schedule 1.
2.      ***********************************************
***************************************************************************************************************************************** ***************************************************************************************************************************************** *****************************************************************************************
***************************************************************************************************************************************** ***************************************************************************************************************************************** ***************************************************************************************************************************************** ***************************************************************************************************************************************** ***************************************************************************************************************************************** *****************************************************
***************************************************************************************************************************************** ********************************************************************************
3.     License Grant; Restrictions
Upon and subject to the terms and conditions of this Agreement, M*Modal hereby grants to Client, and Client hereby accepts, a non-exclusive, non-transferable (except as specifically provided herein), revocable (solely as expressly and specifically provided herein), worldwide (except as specifically provided herein) right and license to:
(a)	Allow Authorized Technical Employees and Authorized Technical Contractors to integrate the AnyModal CDS Service into the Client Workflow System and Partner Workflow System and configure the AnyModal CDS Service, and allow Authorized Technical Employees and Authorized Technical Contractors to integrate and incorporate the AnyModal CDS Editing Tools into the Client Workflow System and Partner Workflow System and Internally configure the AnyModal CDS Editing Tools.
(b)	Allow employees, Authorized Contractors and Authorized Technical Contractors to access and use the AnyModal CDS Service as integrated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information of MTSO Services Customers and Combined/MTSO Services Customers, provided that such access and use does not cause the functionality, configuration or work product of the AnyModal CDS Service to interact with a software service, software or product containing functionality similar to that contained in AnyModal CDS (whether or not such software service, software or product is integrated or incorporated into the Client Workflow System) (referred to herein as “Use(d) with a Competitive Product”). For purposes of clarification, a software service, software or a product shall not be deemed to “interact with” the AnyModal CDS Service if such software service, software or product operates independently of the AnyModal CDS Service, including, without limitation, no exporting or importing of data from the AnyModal CDS Service to such software service, software or product, or vice versa.

CONFIDENTIAL	License Grant / Restrictions Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

(c)	Allow employees, Authorized Contractors and Authorized Technical Contractors to use the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System for the sole purpose of assisting Client with the transcription and management of dictated clinical information of MTSO Services Customers and Combined/MTSO Services Customers, provided (i) Client must use only the AnyModal CDS Editing Tools (and no other editing software or tools) in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, and (ii) such use does not cause the functionality, configuration or work product of the AnyModal CDS Editing Tools to be Used with a Competitive Product. For purposes of clarification, a software service, software or a product shall not be deemed to “interact with” the AnyModal CDS Editing Tools if such software service, software or product operates independently of the AnyModal CDS Editing Tools, including, without limitation, no exporting or importing of data or settings from the AnyModal CDS Editing Tools to such software service, software or product, or vice versa. Notwithstanding anything to the contrary in this License Grant/Restrictions Schedule 1, Client and Client’s permitted sublicensees may use one or more spell checkers, word expanders, dictionaries and other medical transcription editing resources in electronic form (individually and collectively, as applicable, “Editing Programs”) in connection with the review and editing of AnyModal CDS medical reports, provided such Editing Programs are not a part of either a larger editing software service, software or product, or a software service, software or a product containing primary functionality substantially similar to that contained in AnyModal CDS.
(d)	Demonstrate, either through employees or through Authorized Contractors or Authorized Technical Contractors, to existing and prospective MTSO Services Customers, Technology Sale Customers and Combined Client Customers the functionality of the AnyModal CDS Service as integrated into the Client Workflow System and Partner Workflow System, as applicable, and the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System and Partner Workflow System, provided such demonstration does not cause the functionality, configuration or work product of the AnyModal CDS Service or the AnyModal CDS Editing Tools to be Used with a Competitive Product.
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CONFIDENTIAL	License Grant / Restrictions Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

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Without expanding the limited license grant, Client and any and all of its sublicensees shall not (i) disassemble, reverse compile or reverse engineer the AnyModal CDS Service, the AnyModal CDS Editing Tools, or any portion of the foregoing, or take any action in order to derive a source code equivalent of the AnyModal CDS Service or the AnyModal CDS Editing Tools (except as M*Modal is required under applicable law to allow Client or sublicensees to do, in which case the Client agrees that any such works are Modifications of the AnyModal CDS Service or the AnyModal CDS Editing Tools, as applicable, and thus are the sole and exclusive property of M*Modal), (ii) release to any Person results of any benchmark, performance, or functionality tests performed on the AnyModal CDS Service or the AnyModal CDS Editing Tools, (iii) release to any Person any results obtained through use of the AnyModal CDS Service or the AnyModal CDS Editing Tools, including, without limitation, media or text output, except as expressly set forth in this Agreement (for avoidance of doubt, Client shall have the right to deliver to MTSO Services Customers or Technology Sale Customers, as applicable, the Final Medical Reports prepared for such MTSO Services Customers or Technology Sale Customers), (iv) incorporate, bundle or pre-load the AnyModal CDS Service or the AnyModal CDS Editing Tools into any software or computing device of Client, except as expressly set forth in this Agreement, (v) create Modifications of any part of the AnyModal CDS Service or AnyModal CDS Editing Tools, except as expressly set forth in this Agreement, (vi) sublicense the AnyModal CDS Service or the AnyModal CDS Editing Tools to any Person or otherwise permit use of the AnyModal CDS Service or the AnyModal CDS Editing Tools (including, without limitation, timesharing or networking use) by any Person, except as expressly set forth in this Agreement, (vii) use the Draft Medical Reports or Structured Medical Reports with any speech technology other than that contained within the Licensed Technology, or (viii) link, combine or use the AnyModal CDS Service or the AnyModal CDS Editing Tools with any open source software without the written permission of M*Modal, if such linkage, combination or use would create a risk, or have the “viral” effect, of disclosing or licensing M*Modal Source Code under the GNU General Public License or under the terms of any other open source license applicable thereto.

CONFIDENTIAL	License Grant / Restrictions Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

4.     Fees
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5.     Term
This License Grant/Restrictions Schedule 1 shall be effective during, and its term shall be coterminous with, the Term.

M*Modal	Client

By: /s/ Michael Finke	By: /s/ Gregory T. Stevens
(Authorized Signature)	(Authorized Signature)

Michael Finke	Gregory T. Stevens

Typed or Printed Name	Typed or Printed Name

CEO	Chief Administrative Officer

Title	Title

6/11/08	6/2/08

Date	Date

CONFIDENTIAL	License Grant / Restrictions Schedule 1

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

License Grant/Restrictions Schedule 1: Hosting Requirements Attachment
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CONFIDENTIAL	License Grant / Restrictions Schedule 1: Hosting Requirements Attachment

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

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*** ******
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CONFIDENTIAL	License Grant / Restrictions Schedule 1: Hosting Requirements Attachment

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Amended and Restated
Clinical Documentation Solution Agreement
Maintenance and Support Schedule 1
1.     Definitions
All capitalized terms used in this Maintenance and Support Schedule without definition that are expressly defined in the Terms and Conditions or in an attachment or another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or such schedule. The following term(s), when used with initial capital letters in this Maintenance and Support Schedule, shall have the following, corresponding definition(s):
“Workaround” means, as applied to an Error, a reasonable change in operating procedures whereby Client can avoid the deleterious effects of such Error.
2.     Maintenance and Support Terms and Conditions
Maintenance and support services are provided under this Maintenance and Support Schedule 1 with respect to AnyModal CDS (as engineered or adapted for Client from time to time), including without limitation, the AnyModal CDS Service (the “M*Modal Products”).
(a)	Maintenance
M*Modal shall provide Client with any and all Updates and Upgrades created by M*Modal during the Term of the Agreement to the M*Modal Products.
(b)	Support
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(i) Error Correction. M*Modal shall work to correct Errors within the M*Modal Products used by Client in accordance with the following.
(1)	Contacts. The telephone/pager number and email address of the M*Modal Support Team to which the Client staff member(s) designated in accordance with this Paragraph 1 shall report any and all Errors within the M*Modal Products is as follows (such information to be provided within sixty (60) days of the Effective Date of this Agreement):

Telephone Number	Email Address

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Client shall designate below up to two (2) staff members (including name, telephone number and email address) (such information to be provided within sixty (60) days of the Effective Date of this Agreement) to act as the technical liaisons responsible for Client’s communication with the M*Modal Support Team concerning any and all Errors within the M*Modal Products, both of whom shall possess sufficient technical expertise to perform Client’s obligations hereunder, including, without limitation, those set forth in Paragraph (5) below.

Name	Telephone Number	Email Address

Either Party may substitute other individuals for those listed above by providing the other Party with one (1) week’s prior written notice of its intent to do so and identifying the substituting individuals in such writing.
(2)	Error Reporting. Client shall report any and all Errors, indicating the severity of such Error (as set forth in Paragraph (3) below) within the M*Modal Products (each, an “Error Notice”) to the M*Modal Support Team as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday — Friday (non-holidays), 9:00 am — 5:00 pm. For Priority 2 and Priority 3 Errors, any Error Notice received after M*Modal business hours will be deemed to be received by M*Modal on M*Modal’s immediately following business day.
(3)	Error Levels. Severity of Errors is prioritized as follows:
(x)	Priority 1 — Error within M*Modal Products causing loss of essential functionality (as defined within the Specifications) (e.g., services provided by the AnyModal CDS are halted other than during a Scheduled Downtime) that prevents Client from using the M*Modal Products, for which no Workaround is available.
(y)	Priority 2 — Error within M*Modal Products causing either t loss of essential functionality (as defined within the Specifications or any other specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during a Scheduled Downtime), for which a Workaround is available, or t impaired essential functionality (as defined within the Specifications) or degradation of performance of M*Modal Products that results in a detrimental impact on Client’s business operations, for which a Workaround is available.
(z)	Priority 3 — Error within M*Modal Products causing either t impaired essential functionality (as defined within the Specifications) or degradation of performance of M*Modal Products that results in a detrimental impact on Client’s business operations, for which a Workaround is available, or t impaired functionality (as defined within the Specifications), or degradation of performance of M*Modal Products that does not result in a detrimental impact on Client’s business operations, for which a Workaround may or may not be available.
(4)	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
*	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
*	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(5)	Client Obligations. Before providing any Error Notice to M*Modal, Client shall use commercially reasonable efforts to verify the existence of an actual Error in the M*Modal Products, including, without limitation, through execution of standard diagnostic procedures by Client. Client shall provide any information reasonably necessary for M*Modal to determine the nature of the issue(s) surrounding the Error and to isolate such Error, including, without limitation, system information, transaction data and reproducible test cases. Resolution timeframes for Priority 2 and Priority 3 shall be extended in an amount commensurate with any delays in the time taken by Client to gather such information.
(ii) Assistance. M*Modal shall provide Client with reasonable assistance concerning proper use of the M*Modal Products. To the extent any such assistance exceeds a reasonable level, M*Modal shall supply a quotation to Client regarding costs for continued assistance.
3.     Fees
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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4.     Term
This Maintenance and Support Schedule 1 shall be effective during, and its term shall be coterminous with, the Term.

M*Modal	Client

By: /s/ Michael Finke	By: /s/ Gregory T. Stevens
(Authorized Signature)	(Authorized Signature)

Michael Finke	Gregory T. Stevens

Typed or Printed Name	Typed or Printed Name

CEO	Chief Administrative Officer

Title	Title

6/11/08	6/2/08

Date	Date
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

CONDITIONAL AMENDMENT TO AMENDED AND RESTATED
CLINICAL DOCUMENTATION SOLUTION AGREEMENT
     This Conditional Amendment to Amended and Restated Clinical Documentation Solution Agreement, dated as of March 25, 2010 (the “Amendment Agreement”), is made by and between Multimodal Technologies, Inc., a Pennsylvania corporation (“M*Modal”), and MedQuist Inc., a New Jersey corporation (“MedQuist”).
RECITALS
     A. Reference is made to the Amended and Restated Clinical Documentation Solution Agreement (the “CDSA”) made and entered into as of June 1, 2008, between M*Modal, and Spheris Operations LLC, a Tennessee limited liability company (“Spheris”). Capitalized terms used in this Amendment Agreement and not otherwise defined herein shall have the meanings given to them in the CDSA.
     B. On February 8, 2010, Spheris filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code, thereby commencing Case No. 10-10352 KG, In re Spheris, Inc. et. al. (“Bankruptcy Case”), in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”);
     C. Spheris is in possession of its assets as debtor in possession in the Bankruptcy Case;
     D. Spheris has filed a motion in the Bankruptcy Case (“Sale Motion”) seeking, inter alia, authority to sell substantially all of its assets pursuant to 11 U.S.C. §363 (“Sale”);
     E. By order entered in the Bankruptcy Case dated February 23, 2010, the Bankruptcy Court entered an order (“Procedures Order”) approving the sales and bid procedures to effectuate the Sale to MedQuist subject to, inter alia, an auction process with proscribed bidding procedures (the “Auction”);
     F. Spheris has filed a motion in the Bankruptcy Case seeking authority pursuant to 11 U.S.C. §365 to assume and assign the CDSA to MedQuist or, if another entity is or becomes the purchaser after the completion of the Auction, to such entity (the “Successful Purchaser”);
     G. M*Modal has not consented to the assumption or assignment of the CDSA;
     H. M*Modal asserts that neither Spheris, MedQuist nor any other entity has provided adequate assurance of future performance of the CDSA as required by 11 U.S.C. §365(e)(2)(B);
     I. M*Modal asserts that Spheris is in default under the CDSA, in that as of the commencement of the Bankruptcy Case, Spheris was indebted to M*Modal in the amount of $125,094.39 for amounts due under the CDSA (“Cure Cost”);
     J. The Cure Cost is the minimum amount that would have to be paid to M*Modal pursuant to 11 U.S.C. §365(b)(1)(A);
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

     K. M*Modal denies and disputes that Spheris may assume and assign the CDSA without the consent of M*Modal;
     L. M*Modal asserts that neither Spheris, MedQuist nor any other entity has cured, or provided adequate assurance that any entity will or can cure, Spheris’s defaults of its obligations under the CDSA;
     M. MedQuist has requested that M*Modal consent to the assignment of the CDSA to MedQuist, if MedQuist is the Successful Purchaser;
     N. M*Modal is prepared to consent to the assignment of the CDSA to MedQuist if MedQuist is the Successful Purchaser, but only upon the terms and conditions described in this Amendment Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, M*Modal and MedQuist hereby agree as follows:
     1. Conditional Agreement to Assume and Consent to Assignment of the CDSA. If MedQuist is the Successful Purchaser and the Bankruptcy Court enters a Final Order authorizing and approving the assignment to and assumption by MedQuist of the CDSA pursuant to 11 U.S.C. §365 on terms and conditions which are consistent with the terms and conditions of the Stock and Asset Purchase Agreement to which MedQuist and Spheris are parties dated February 2, 2010 (such order shall be referred to as the “Approval Order”), then:
          (a) Effective upon the closing of the Sale to MedQuist, MedQuist agrees to and does hereby: (i) accept assignment of the CDSA, (ii) agree to pay or cause to be paid to M*Modal the Cure Costs (if not paid beforehand by Spheris), and (iii) covenant and agree with M*Modal to assume, keep, pay and perform all of Spheris’s/Client’s duties, responsibilities and obligations under the CDSA (as amended hereby) arising and relating to periods on or after the date of the closing of the Sale in accordance with the terms and conditions the CDSA (as amended hereby);
          (b) M*Modal agrees to and does hereby consent to the assignment to, and the assumption by, MedQuist of the CDSA, as amended hereby;
          (c) M*Modal hereby agrees that from and after the effective date of the assignment to and assumption by MedQuist of the CDSA pursuant to this Amendment Agreement, for purposes of the CDSA (as amended hereby) only: (i) MedQuist shall not be deemed to be a M*Modal Direct Competitor, as that term is defined in the CDSA, and (ii) none of the Authorized Affiliates (as hereinafter defined) shall be deemed to be a M*Modal Direct Competitor, as that term is defined in the CDSA, for purposes of Sections 3(e), 3(f) and 3(g) of the License Grant/Restrictions Schedule 1 of the CDSA; provided, however, that the foregoing shall not in any way limit M*Modal’s right to assert that any party other than MedQuist or the Authorized Affiliates is a M*Modal Direct Competitor even if such party provides services and products substantially similar to MedQuist or such Authorized Affiliate. As used herein, the term “Authorized Affiliate” shall mean CBaySystems Holdings, Ltd. and CBaySystems Services, Inc., provided, however, each such entity shall immediately cease to be an Authorized
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

Affiliate if it undergoes a Change of Ownership (as defined in Paragraph 10(f)(ii)) or if an M*Modal Direct Competitor otherwise acquires or succeeds to (directly or indirectly) such Authorized Affiliate’s business or if it ceases to be an Affiliate of MedQuist. For avoidance of doubt, the provisions of this paragraph are not intended to be and shall not be construed as an acknowledgement by M*Modal that MedQuist or any Authorized Affiliate is not in fact a M*Modal Direct Competitor as such term is defined in the CDSA, but instead are intended to reflect M*Modal’s agreement to treat MedQuist and the Authorized Affiliates as though they are not M*Modal Direct Competitors solely purposes of the CDSA (or, in the case of Authorized Affiliates, the referenced provisions of the CDSA); and
          (d) M*Modal acknowledges that because the assignment to MedQuist of the CDSA is being done with the written consent of M*Modal pursuant to this Amendment Agreement, such assignment is not in violation of the terms of the CDSA.
     2. Conditional Amendments to the CDSA. If MedQuist is the Successful Purchaser and the CDSA is assigned to and assumed by MedQuist in accordance with Section 1 hereof, the CDSA will, without further action by either party, be automatically modified and amended, effective upon the closing of the Sale, as follows:
          (a) The Cover Page of the CDSA is hereby amended by deleting the information contained within the section of the Cover Page labeled “Client” in its entirety, and the substituting the following therefor:
Description:
MedQuist Inc., a corporation duly formed and existing under the laws of the State of New Jersey
Principal Place of Business:
100 Bishops Gate Blvd #300, Mount Laurel, NJ 08054
Notice Recipient(s) and Address(es):
Peter Masanotti, President and CEO
100 Bishops Gate Blvd #300
Mount Laurel, NJ 08054
with a copy to:
Attn: Chief Legal Officer
100 Bishops Gate Blvd #300
Mount Laurel, NJ 08054
          (b) Section 10 (Term and Termination; Concomitant Obligations) of the CDSA Terms and Conditions shall be deleted in its entirety, and the following substituted therefor:
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

10. Term and Termination; Concomitant Obligations
(a)	Term: The term of this Agreement (the “Term”) shall commence on the Effective Date of this Agreement ************** ******************************************************************************************************************************* unless otherwise terminated earlier as provided in this Agreement. Thereafter, the Term of this Agreement shall automatically renew and be extended for up to seven (7) additional, immediately successive one (1) year periods, unless the Client notifies M*Modal in writing of its election not to extend and renew the Agreement at least **************** prior to the last day of the initial Term or the then-current renewal Term, in which event this Agreement shall terminate effective as of the end of the initial Term or the then current renewal Term, as the case may be, or (ii) this Agreement is otherwise terminated as herein provided In the event of a Transition Period (defined in Paragraph 10(f)(ii), below) or Competitive Event Transition Period (defined in Paragraph 10(f)(i), below), all terms and conditions of this Agreement shall continue in full force and effect for the duration of such Transition Period or Competitive Event Transition Period, unless such Transition Period or Competitive Event Transition Period is terminated earlier as provided below.
(b)	Early Termination with Possibility of Cure: Client may terminate this Agreement upon written notice in the event M*Modal or one or more of M*Modal’s Authorized Contractors is in material breach of any material provision of this Agreement, if such breach materially affects Client and M*Modal has failed to cure such breach within forty-five (45) calendar days after receiving written notice from Client of such breach. M*Modal may terminate this Agreement during the Term and, i f a Transition Period or Competitive Event Transition Period is in effect, then M*Modal may terminate such Transition Period or Competitive Event Transition Period as follows: upon written notice in the event Client or one or more of Client’s Authorized Contractors or Authorized Technical Contractors (i) breaches Client’s obligation to pay any undisputed Production Fees or License Fees under this Agreement, (ii) breaches a material provision of this Agreement through willful misconduct, including, without limitation, Client’s willful failure to impose obligations upon various independent contractors or sublicensees as required under this Agreement, or (iii) breaches a material provision of this Agreement as a result of which M*Modal suffers irreparable harm; provided, in each case (i.e., (i) — (iii) above), that such breach materially affects M*Modal and Client has failed to cure such breach within forty-five (45) calendar days after receiving written notice from M*Modal of such breach.
(c)	Early Termination for Breaches of Confidentiality: Notwithstanding anything to the contrary in this Agreement, in the event either Party (including, without limitation, Authorized Contractors and, in the case of Client, Authorized Technical Contractors) is in material breach of its
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission obligation to protect the other Party’s Confidential Information, or is otherwise in material breach of any provision set forth in Section 7 of this Agreement, and the breaching Party has failed to cure such breach within ten (10) business days after receipt of notice thereof from such Party, then such Party may terminate this Agreement during the Term and, if a Transition Period (defined in Paragraph 10(f)(i), below) or Competitive Event Transition Period (defined in Paragraph 10(f)(ii) below) is in effect, then such Party may terminate the Transition Period or Competitive Event Transition Period.
Notwithstanding the foregoing, in the event Client is in material breach of its obligation to protect the confidentiality of the Technical Aspects of the Licensed Technology under Section 7 or Paragraph 10(f)(ii) of this Agreement with respect to the Technical Aspects of the Licensed Technology, which material breach either is causing material and serious harm to M*Modal that cannot be remedied by an award of monetary damages or, in M*Modal’s good faith and reasonable judgment, M*Modal will suffer irreparable harm as a direct result of such material breach by Client to protect the confidentiality of the Technical Aspects of the Licensed Technology under Section 7 or Paragraph 10(f)(ii) of this Agreement, then, in addition to the rights M*Modal may have under Paragraph 10(b) above and in this Paragraph 10(c), M*Modal may, without providing Client any opportunity to cure such breach, terminate this Agreement during the Term and, if a Transition Period or Competitive Event Transition Period is in effect, then M*Modal may terminate the Transition Period or Competitive Event Transition Period, in each case upon five (5) business days’ prior written notice to Client.
(d)	Intentionally omitted.
(e)	Effect of Termination/Expiration: Termination or expiration of this Agreement shall terminate all then-effective licenses granted to Client under this Agreement, unless a Transition Period (defined in Paragraph 10(f)(i), below) or Competitive Event Transition Period (defined in Paragraph 10(f)(ii) below) comes into effect, in which case such licenses shall terminate upon the termination or expiration of such Transition Period or Competitive Event Transition Period. Termination or expiration of this Agreement is without prejudice to the enforcement of any undischarged obligations existing at the time of termination or expiration. Neither Party shall be liable to the other for any termination or expiration of this Agreement (including without limitation, any attachment or schedule), provided such termination or expiration takes place in accordance with the terms and conditions of this Agreement.

(f)	Termination for Change of Control/Competitive Conduct; Transition Periods:
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

(i)	In the event of any termination or expiration of this Agreement for any reason (except for termination of this Agreement under Section 10(b) as a result of any failure by Client to pay to M*Modal any undisputed Production Fees or License Fees, or termination of this Agreement by M*Modal pursuant to Section 10(c) above, and subject to Section 10(f)(iii) below), Client shall have the right, for a period of up to * * * * * * * * * (the “Transition Period”) after the effective date of any such termination or expiration, to continue using the Licensed Technology and to enjoy the other benefits of this Agreement in connection with its MTSO Services Customers, Technology Sale Customers and Combined Client Customers in the manner set forth in this Agreement at the time of such termination or expiration, provided that Client complies, during such Transition Period, with all terms and conditions contained in this Agreement, including, without limitation, payment of all undisputed fees.
(ii)	In the event of a change of control of Client or any Affiliate of Client that results in * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * M*Modal shall have the right to terminate this Agreement effective upon the closing of the transaction that directly results in the Change of Ownership (the “Change of Ownership Date”) or the first instance of Client making the Competitive Product generally available to the relevant customer base (the “Competitive Conduct Date”), as applicable, and in the event this Agreement is so terminated, then, subject to this Paragraph 10(f)(ii) and Paragraph 10(f)(iii) below, during the * * * * * * * * * * * * * month period (the “Competitive Event Transition Period”) immediately following the Change of Ownership Date or the Competitive Conduct Date, as applicable, Client shall have the right to exercise all of its rights under this Agreement in connection with its then-existing MTSO Services Customers, Technology Sale Customers and Combined Client Customers, and any new MTSO Services Customers, Technology Sale Customers and Combined Client Customers of Client added during the first six months of such Competitive Event Transition Period, in the manner set forth in this Agreement at the time of the Change of Ownership Date or the Competitive Conduct Date, as applicable,
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission provided that Client complies, during such Competitive Event Transition Period, with all terms and conditions contained in this Agreement, including, without limitation, payment of all undisputed fees, and further provided as follows: (w) with respect to the Technical Aspects of the Licensed Technology, Client designates in writing a group of Authorized Technical Employees and Authorized Technical Contractors (the “Designated Employees/Contractors”) (1) who have been employed or engaged, as applicable, exclusively by Client for at least the one (1) calendar year immediately preceding the Change of Ownership Date or the Competitive Conduct Date, as applicable, and (2) who, to the knowledge of Client after reasonable inquiry, have not had access within such preceding year to the APIs contained within the Competitive Product or other proprietary technical information about the Competitive Product beyond the information required by an end user to operate such Competitive Product in accordance with its intended function (the “Technical Aspects of the Competitive Product”), and (3) who, under agreement with Client, will not have access to the Technical Aspects of the Competitive Product during the Competitive Event Transition Period and the one (1) calendar year immediately following the Competitive Event Transition Period, and such Designated Employees shall be the only individuals who shall have access to the Technical Aspects of the Licensed Technology during the Competitive Event Transition Period; (x) Client (including, without limitation, its Authorized Technical Employees) and Client’s Authorized Technical Contractors shall use at least those efforts reasonably employed by a sophisticated software company to protect the confidentiality, trade secret status and unauthorized use of the proprietary information within its important software applications or software services to prevent disclosure, whether before, during or anytime after the Competitive Event Transition Period, to either the M*Modal Direct Competitor (including, without limitation, such M*Modal Direct Competitor’s employees, other agents, and independent contractors) or the employees, other agents and independent contractors of Client who have, or reasonably could be expected to have, access to the Technical Aspects of the Competitive Product or any information concerning the Technical Aspects of the Licensed Technology other than to such Designated Employees/Contractors; (y) subject to the provision contained in subsection (x) immediately above, Client, Client’s Authorized Contractors and Client’s Authorized Technical Contractors shall use commercially reasonable efforts to prevent disclosure, whether before, during or anytime after the Competitive Event Transition Period, to the M*Modal Direct Competitor (including, without limitation, such M*Modal Direct Competitor’s employees, other
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission agents, and independent contractors) of any Confidential Information of M*Modal other than that concerning the Technical Aspects of the Licensed Technology, and (z) Client (including, without limitation, such Client’s employees, other agents, and independent contractors) shall not, during the Competitive Event Transition Period, engage in comparative advertising that uses M*Modal’s name or product names and that states or could reasonably be construed to imply that the Licensed Technology is an inferior technology to that employed in other technology owned by the M*Modal Direct Competitor or in the Competitive Product offered by Client, as applicable, and shall not during and for the one (1) year period after the end of the Competitive Event Transition Period, disparage the Licensed Technology. Client shall comply during the Competitive Event Transition Period with all terms and conditions contained in this Agreement, including, without limitation, payment of all undisputed fees.
(iii)	Notwithstanding the provisions of Sections 10(f)(ii) or 15(e) or any other provision of this Agreement, the Competitive Event Transition Period and Client’s rights in respect thereof shall not apply in the event of any Change of Ownership occurring within * * * * * * * * * * * months following effective date of the assignment to and assumption by MedQuist of the CDSA pursuant to which * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * is the acquiring party or any merger or other transaction occurring within * * * * * * * * * * * * * * * * * following effective date of the assignment to and assumption by MedQuist of the CDSA pursuant to which * * * * * * * succeeds to or otherwise acquires (directly or indirectly) all or substantially all of the Client’s business and assets to which this Agreement relates.
(g)	Return of Licensed Technology, Confidential Information. Within thirty (30) calendar days after termination or expiration of this Agreement or termination or expiration of the Transition Period or Competitive Event Transition Period, whichever is later, (i) Client shall erase or otherwise destroy any and all copies of the Licensed Technology and other Confidential Information of M*Modal, as well as any and all other copies of same; provided, that, subject to Section 7(a) hereof Client shall have the right to retain one copy thereof in a mutually agreed-upon, third-party escrow arrangement solely to comply with any legal requirements, and shall send to M*Modal written certification, by an officer of Client, of such erasure or destruction; and (ii) M*Modal shall erase or otherwise destroy any and all copies of Confidential Information of Client, as well as any and all other copies of same, and shall send to Client written certification, by an officer of M*Modal, of such erasure or destruction.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

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        (d) Section 15(o) (Governing Law) is hereby deleted in its entirety, and the following is substituted therefor:
(o)	Governing Law: This Agreement shall be governed by the law of the Commonwealth of Pennsylvania or, where applicable, the federal law of the United States of America, without regard to any provision of Pennsylvania law that would require or permit the application of the substantive law of any other jurisdiction (except United States federal
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission law), and without regard to any provision of United States law that would require or permit the application of the substantive law of any other jurisdiction (except Pennsylvania law).
          (e) Section 2 (Production) of Production Schedule 1 to the CDSA is hereby amended by deleting the first paragraph thereof (labeled “Production Level”) in its entirety.
          (f) Section 3 (Fees) of Production Schedule 1 to the CDSA is hereby deleted in its entirety, and the following is substituted therefor:
Monthly Fee Calculation: Beginning on the effective date of the assignment to and assumption by MedQuist Inc. of this Agreement (the “Assignment Date ”), for each Billing Period during the Term, * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
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        (g) Section 4 (Pricing Commitment) of Production Schedule 1 to the CDSA is hereby deleted in its entirety.
     3. Effect on CDSA; Further Assurances. If the Sale is consummated to MedQuist and the CDSA is assigned to and assumed by MedQuist in accordance with this Amendment Agreement: (a) the CDSA, as amended hereby, shall continue in full force and effect following such assignment and assumption in accordance with its terms; and (b) each party hereto agrees at any time and from time to time, and without additional consideration, to execute, acknowledge and deliver to the other party any and all such further documents, instruments and assurances as may reasonably be requested by such other party to more fully effectuate or confirm the assignment and assumption of the CDSA contemplated hereby.
     4. No Sale to MedQuist. If MedQuist is not the Successful Purchaser or if for any other reason the Sale is not consummated to MedQuist by June 3, 2010, then this Amendment Agreement shall terminate for all purposes and become null, void and of no further force or effect.
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*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
     6. Notices. Any notices or other communication required or permitted under this Amendment Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, sent by reputable overnight courier, charges prepaid, or mailed by registered or certified mail, postage and charges prepaid, return receipt requested, addressed as follows:

If to MedQuist, to:	MedQuist Inc.
100 Bishops Gate Blvd, Suite 300
Mount Laurel, NJ 08054
Attention: Peter Masanotti, President and CEO

with a copy to:	MedQuist Inc.
100 Bishops Gate Blvd, Suite 300
Mount Laurel, NJ 08054
Attention: General Counsel

If to M*Modal, to:	Multimodal Technologies, Inc
1710 Murray Avenue Pittsburgh, PA 15217
Attention: Michael Finke, President and CEO

with a copy to:	Duane Morris LLP 470
Atlantic Avenue Boston, MA 02210
Attention: Michael R. Gottfried
Except as otherwise provided herein, any such notice shall be deemed to have been given (a) when personally delivered, (b) on the day next following the date of delivery to the overnight courier, when sent by overnight courier, or (c) on the date of actual delivery, whichever is earliest. Any party may change its or his address for notice hereunder by giving notice of change of address in the manner herein provided.
     7. Specific Performance. Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Amendment Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Amendment Agreement and to enforce specifically this Amendment Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the
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parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.
     8. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the party may assign this Amendment Agreement or any of its rights or obligations hereunder without the prior written approval of the other party.
     9. No Third Party Beneficiaries. Nothing in this Amendment Agreement will be construed as giving any person or entity, other than the parties hereto and their respective successors and permitted assigns, any right, remedy or claim under or in respect of this Amendment Agreement or any provision hereof.
     10. Entire Agreement/Amendment/Waiver. This Amendment Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and, except as otherwise provided herein, supersedes all prior agreements or understandings written or oral in respect thereof. This Amendment Agreement may be amended, modified, superseded, cancelled, renewed, or extended, and the terms or covenants hereof may be waived, only by a written instrument signed by all of the parties hereto, or in the case of a waiver, by the party waiving compliance.
     11. Construction and Interpretation. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties agree that any suit, action or other proceeding arising out of or relating to this Amendment Agreement or any transactions contemplated hereby shall be brought in the courts of the Commonwealth of Pennsylvania or the federal courts of the United States of America located in such state, and irrevocably and unconditionally submits and consents to the exclusive jurisdiction of such courts for the purposes of any suit, action or other proceeding arising out of this Amendment Agreement or any transactions contemplated hereby, and hereby waives the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding.
     12. Headings. The paragraph headings contained herein are for convenience and reference only, and shall be given no effect in the interpretation of any term or condition of this Amendment Agreement.
     13. Counterparts; Evidence of Signature. This Amendment Agreement may be executed in two or more counterparts, each of which shall be identical and may be introduced in evidence or used for any other purpose without any other counterpart, but all of which shall together constitute one and the same agreement. Signatures transmitted by facsimile or electronic mail (including, without limitation, electronic mailing of a so-called portable document format or “pdf” of a scanned counterpart) shall be treated as and deemed to be original signatures for all purposes, and will have the same binding effect as if they were original, signed instruments delivered in person.
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SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement under seal effective as of the date first above written.

MEDQUIST INC.
By:	/s/ Peter Masanotti
Peter Masanotti, President and CEO

MULTIMODAL TECHNOLOGIES, INC.
By:	/s/ Michael Finke
Michael Finke, President and CEO

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission